UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

SCHEDULE 14A

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

(Amendment No. )

Filed by the Registrant ☒

Filed by a Party other than the Registrant ☐

☐	Preliminary Proxy Statement
☐	Confidential, for use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

FLUX POWER HOLDINGS, INC.

(Name of Registrant as Specified in its Charter)

N/A

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a–6(i)(1) and 0–11.

February 29, 2024

To Our Stockholders:

You are cordially invited to attend the Annual Meeting of Stockholders of Flux Power Holdings, Inc., or Annual Meeting. We will be conducting the 2024 Annual Meeting as a virtual meeting. The virtual meeting format will allow for greater participation by all of our stockholders, regardless of their geographic location. The Annual Meeting will be held at 10:00 a.m. Pacific Standard Time, on Thursday, April 18, 2024 via a live webcast on the internet.

You may attend the Annual Meeting, submit questions, and vote via the Internet at the following website address: www.virtualshareholdermeeting.com/FLUX2024 by entering the 16-digit control number included on your Notice of Internet Availability, your proxy card or in the instructions that accompanied your proxy materials.

The matters expected to be acted upon at the Annual Meeting are listed in the Notice of Annual Meeting of Stockholders and more fully described in the accompanying proxy statement. We have also made available our Annual Report on Form 10-K for the fiscal year ended June 30, 2023, which contains important business and financial information regarding the Company.

Thank you for your continuing support.

Sincerely,

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

YOUR VOTE IS IMPORTANT

Your vote is important. As described in your electronic proxy materials notice or on the enclosed paper proxy card and voting instructions, please vote by: (1) accessing the internet website, (2) calling the toll-free number, or (3) signing and dating the proxy card as promptly as possible and returning it by mail if voting and delivering by mail. Even if you plan to attend the Annual Meeting, we recommend that you vote your shares in advance, so that your vote will be counted if you later decide not to attend online.

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING TO BE HELD ON APRIL 18, 2024: THE PROXY STATEMENT, PROXY CARD AND ANNUAL REPORT ARE AVAILABLE AT www.virtualshareholdermeeting.com/FLUX2024

2685 S. Melrose Drive

Vista, California 92081

NOTICE OF 2024 ANNUAL MEETING OF STOCKHOLDERS
To Be Held on THURSDAY, April 18, 2024

Time and Date:	Thursday, April 18, 2024 at 10:00 a.m. Pacific Time

Place:	Virtually online at www.virtualshareholdermeeting.com/FLUX2024

Items of Business:	The foregoing items of business as more fully described in the proxy statement accompanying this Notice of Annual Meeting of Stockholders.

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leave office;

2.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024;

3.	To approve, on an advisory basis, the compensation of our named executive officers; and

4.	To conduct any other business properly brought before the Annual Meeting.

Record Date:	The record date for the Annual Meeting is February 28, 2024. Stockholders owning the Company’s common stock at the close of business on the record date, or their legal proxy holders, are entitled to vote at the Annual Meeting.

Voting:	Each share of common stock that you own represents one (1) vote.

Transfer Agent:	For questions regarding your stock ownership, you may contact us at (877) 505-3589 or contact our transfer agent, Issuer Direct Corporation, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

This notice of the Annual Meeting, proxy statement, form of proxy and our Annual Report on Form 10-K are being distributed or made available on or about March 6, 2024.

Whether or not you plan to attend the Annual Meeting, we encourage you to vote or submit your proxy via the internet, or request and submit your proxy card as soon as possible, so that your shares may be represented at the meeting.

Date: February 29, 2024	By Order of the Board of Directors

/s/ Ronald F. Dutt
Ronald F. Dutt
Executive Chairman, Chief Executive Officer and President

FLUX POWER HOLDINGS, INC.

PROXY STATEMENT FOR 2024 ANNUAL MEETING OF STOCKHOLDERS

i

2685 S. Melrose Drive

Vista, California 92081

PROXY STATEMENT

2024 ANNUAL MEETING OF STOCKHOLDERS

GENERAL

This proxy statement is furnished to stockholders of Flux Power Holdings, Inc., a Nevada corporation (the “Company”), in connection with the solicitation of proxies for use at the 2024 Annual Meeting of Stockholders of the Company (the “Annual Meeting”) to be held virtually www.virtualshareholdermeeting.com/FLUX2024 on Thursday, April 18, 2024 at 10:00 a.m. Pacific Time. This year’s Annual Meeting will be held in a virtual-only meeting format. This solicitation of proxies is made on behalf of our board of directors. Capitalized terms used, but not defined, herein will have the meanings ascribed to them in our Annual Report on Form 10-K for the fiscal year ended June 30, 2023 (the “Annual Report”).

Important Notice Regarding the Availability of Proxy Materials for the
Annual Meeting to be Held on Thursday, April 18, 2024

Pursuant to the rules adopted by the Securities and Exchange Commission (the “SEC”), we have elected to provide access to our proxy materials over the Internet. Accordingly, we are sending a Notice Regarding the Internet Availability of Proxy Materials (the “Internet Notice”) to our stockholders of record on February 28, 2024. We are also sending a paper copy of the proxy materials and proxy card to other stockholders of record who have indicated they prefer receiving such materials in paper form. Brokers and other nominees who hold shares on behalf of beneficial owners will be sending their own similar Internet Notice. Such Internet Notice, or this proxy statement and proxy card or voting instruction form, as applicable, is being first mailed to our stockholders on or about March 6, 2024.

Stockholders will have the ability to access the proxy materials or may request to receive a paper copy of the proxy materials by mail on a one-time or ongoing basis at www.proxyvote.com, or call (800) 690-6903 or send email to sendmaterial@proxyvote.com.

The Internet Notice will also identify the date, the time and location of the Annual Meeting; the matters to be acted upon at the meeting and the board of directors’ recommendation with regard to each matter; a toll-free telephone number, an e-mail address, and a website where stockholders can request to receive, free of charge, a paper or e-mail copy of this proxy statement, our Annual Report and a form of proxy relating to the Annual Meeting; information on how to access and vote the form of proxy; and information on how to obtain instructions to attend the virtual meeting and vote in person at the virtual meeting, should stockholders choose to do so.

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GENERAL INFORMATION ABOUT THE ANNUAL MEETING AND VOTING

IF I RECEIVED AN INTERNET NOTICE, WILL I RECEIVE ANY PROXY MATERIALS BY MAIL OTHER THAN THE INTERNET NOTICE?

No. If you received an Internet Notice, you will not receive any other proxy materials by mail unless you request a paper or electronic copy of the proxy materials. To request that a full set of the proxy materials be sent to your specified postal or email address, please go to www.proxyvote.com or call (800) 690-6903 or send email to sendmaterial@proxyvote.com.

HOW DO I ATTEND THE VIRTUAL MEETING?

This year our Annual Meeting will be a completely virtual meeting. There will be no physical meeting location. The meeting will only be conducted online. To participate in the virtual meeting, visit www.virtualshareholdermeeting.com/FLUX2024 (“Annual Meeting Website”) and enter the control number included on your Internet Notice, on your proxy card, or on the instructions that accompanied your proxy materials.

A list of stockholders entitled to vote at the meeting will be available for examination during normal business hours for ten (10) days prior to the Annual Meeting for any purpose germane to the meeting at our corporate headquarters at 2685 S. Melrose Drive, Vista, California 92081. The stockholder list will also be available to registered stockholders during the Annual Meeting upon written request submitted by the registered stockholder at the Annual Meeting Website.

To participate in the Annual Meeting, you will need the 16-digit control number found on your Internet Notice, your proxy card or the instructions that accompany your proxy materials. If your shares are held in the name of a bank, broker or other holder of record, you should follow the instructions provided by your bank, broker or other holder of record to be able to participate in the Annual Meeting.

WILL I BE ABLE TO ASK QUESTIONS AT THE MEETING?

You will be able to submit written questions during the Annual Meeting by following the instructions that will be available on the Annual Meeting Website during the Annual Meeting. Only questions pertinent to meeting matters or the Company will be answered during the meeting, subject to time constraints and discretion of the Company. Questions that are substantially similar may be grouped and answered together to avoid repetition.

WHAT AM I VOTING ON?

At the Annual Meeting, stockholders will be asked to take action on the following matters:

1.	To elect five (5) persons to the board of directors of the Company, each to serve until the next annual meeting of stockholders of the Company or until such person shall resign, be removed or otherwise leaves office;

2.	To ratify the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024;

3.	To approve, on an advisory basis, the compensation of our named executive officers; and

4.	To conduct any other business properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE AT THE ANNUAL MEETING?

Only holders of record of our common stock at the close of business on February 28, 2024 (the “Record Date”) will receive notice of, and be entitled to vote at, our Annual Meeting. At the close of business on the Record Date, 16,533,542 shares of common stock, par value $0.001 per share, were outstanding and entitled to vote. Our common stock is our only class of outstanding voting securities.

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Each share of our common stock as of the close of business on the Record Date is entitled to one vote on each matter presented at the Annual Meeting. There is no cumulative voting.

●	Stockholder of Record: Shares Registered in Your Name. If, on February 28, 2024, your shares were registered directly in your name with our transfer agent, Issuer Direct Corporation, then you are a stockholder of record. As a stockholder of record, you may vote at the Annual Meeting or vote by proxy.

●	Beneficial Owner: Shares Registered in the Name of a Broker, Bank or Agent. If, on February 28, 2024, your shares were held not in your name, but rather in an account at a bank, brokerage firm, or other agent or nominee, then you are the beneficial owner of shares held in “street name” and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered the stockholder of record for purposes of voting at the Annual Meeting. As a beneficial owner, you have the right to direct your bank, broker or other agent or nominee on how to vote the shares in your account. You are also invited to attend the Annual Meeting. However, since you are not the stockholder of record, you may not vote your shares at the meeting or by proxy unless you request and obtain a power of attorney or other proxy authority from your bank, broker or other agent or nominee.

WHAT CONSTITUTES A QUORUM FOR THE ANNUAL MEETING?

A quorum of stockholders is necessary to hold a valid meeting. The presence, in person or by proxy, of the holders of at least a majority of the outstanding shares of common stock entitled to vote at the Annual Meeting will constitute a quorum for the transaction of business at the Annual Meeting. On the Record Date, there were 16,533,542 shares of common stock outstanding and entitled to vote. At least 8,266,772 shares must be represented by stockholders present at the meeting or by proxy to have a quorum.

Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement.

HOW ARE VOTES COUNTED AND HOW ARE BROKER NON−VOTES TREATED?

Votes will be counted by the inspector of election appointed for the Annual Meeting who will separately count “For” votes, “Against” votes, abstentions, withheld votes and broker non-votes. Votes withheld, broker non-votes and abstentions are deemed as “present” at the Annual Meeting and are counted for quorum purposes.

If you hold shares in your name and you sign and return a proxy card without giving specific voting instructions, your shares will be voted as recommended by our board of directors on all matters and as the proxy holder may determine in his/her discretion with respect to any other matters properly presented for a vote before the Annual Meeting.

If you hold your shares through a stockbroker, bank or other nominee and you do not provide instructions on how to vote, your stockbroker or other nominee may exercise their discretionary voting power with respect to certain proposals that are considered as “routine” matters. For example, Proposal 2 - Ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm is commonly considered as a routine matter, and thus your stockbroker, bank or other nominee may exercise their discretionary voting power with respect to Proposal 2.

If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, the organization that holds your shares will inform us that it does not have the authority to vote on these matters with respect to your shares. This is generally referred to as a “broker non-vote.” When the vote is tabulated for any particular matter, broker non-votes will be counted for purposes of determining whether a quorum is present, but will not otherwise be counted. Proposal 1 - Election of Directors, and Proposal 3 - Advisory vote to approve the compensation of the named executive officers, are considered non-routine matters, and therefore in the absence of specific instructions from you, your broker does not have discretionary authority to vote your shares with respect to such proposals. We encourage you to provide voting instructions to the organization that holds your shares by carefully following the instructions provided in the notice.

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WHAT VOTE IS REQUIRED TO APPROVE EACH PROPOSAL?

●	Proposal 1 - the election of five (5) directors, requires a plurality of the votes cast to elect a director. The five (5) nominees receiving the most “FOR” votes (among votes properly cast in person or by proxy) will be elected. Only votes “FOR” will affect the outcome. Withheld votes or broker non-votes will not affect the outcome of the vote on Proposal 1.

●	Proposal 2- the approval of the ratification of the appointment of Baker Tilly US, LLP as our independent registered public accounting firm requires an affirmative vote of shares present or represented by proxy and voting at the Annual Meeting. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

●	Proposal 3 - the approval of advisory vote to approve the compensation of named executive officers requires an affirmative vote of shares present or represented by proxy and voting at the Annual Meeting. Abstentions will have the same effect as a vote “Against” Proposal 3. Broker non-votes will not affect the outcome of the vote on Proposal 3.

Abstentions and broker non-votes will be treated as shares that are present, or represented and entitled to vote for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions will not be counted in determining the number of votes cast in connection with any matter presented at the Annual Meeting. Broker non-votes will not be counted as a vote cast on any matter presented at the Annual Meeting.

WHO CONDUCTS THE PROXY SOLICITATION AND HOW MUCH DOES IT COST?

We are soliciting the proxies and will bear the entire cost of this solicitation, including the preparation, assembly, printing and mailing of this proxy statement and any additional materials furnished to our stockholders. Copies of solicitation material will be furnished to banks, brokerage houses and other agents holding shares in their names that are beneficially owned by others so that they may forward this solicitation material to these beneficial owners. In addition, if asked, we will reimburse these persons for their reasonable expenses in forwarding the solicitation material to the beneficial owners. We have requested banks, brokerage houses and other custodians, nominees and fiduciaries to forward all solicitation materials to the beneficial owners of the shares they hold of record. The original solicitation of proxies by mail may be supplemented by telephone, fax, Internet and personal solicitation by our directors, officers or other employees. Directors, officers and employees will not be paid any additional compensation for soliciting proxies.

HOW CAN I VOTE?

If you are a stockholder of record, you may:

●	VOTE AT THE ANNUAL MEETING - if you would like to vote at the Annual Meeting, please follow the instructions that will be available at www.virtualshareholdermeeting.com/FLUX2024 during the Annual Meeting;

●	VOTE BY MAIL IN ADVANCE OF THE ANNUAL MEETING - if you request a paper proxy card, complete, sign and date the enclosed proxy card, then follow the instructions on the card; or

●	VOTE VIA THE INTERNET OR VIA TELEPHONE IN ADVANCE OF THE ANNUAL MEETING - if you would like to vote in advance of the Annual Meeting by phone please call (800) 690-6903 or follow the instructions on the proxy card and have the proxy card available when you access the internet website or place your telephone call.

If you submit your vote by mail, your completed, signed and dated proxy card must be received prior to the Annual Meeting. Submitting your proxy, whether via the internet, via telephone or by mail if you requested a paper proxy card, will not affect your right to vote at the Annual Meeting should you decide to attend the meeting.

If you are not a stockholder of record, please refer to the voting instructions provided by your nominee to direct it how to vote your shares.

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WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE INTERNET NOTICE?

If you receive more than one Internet Notice or proxy card from us or your bank, this usually means that your shares are registered in more than one name or are registered in different accounts. To make certain all of your shares are voted, please follow the instructions included on each proxy card and vote each proxy card via the internet, telephone or by mail. If you requested or received paper proxy materials and you intend to vote by mail, please complete, sign and return each proxy card you received to ensure that all of your shares are voted.

How Your Shares Will Be Voted

Shares represented by proxies that are properly executed and returned, and not revoked, will be voted as specified. If you sign a proxy card and return it without instructions as to how your shares should be voted on a particular proposal at the Annual Meeting, your shares will be voted in accordance with the recommendations of our board of directors stated above.

If you hold your shares in street name and do not vote, and your broker does not have discretionary power to vote your shares, your shares may constitute “broker non-votes” and will not be counted in determining the number of shares necessary for approval of the proposals. However, shares that constitute broker non-votes will be counted for the purpose of establishing a quorum for the Annual Meeting.

HAS THE BOARD OF DIRECTORS MADE A RECOMMENDATION REGARDING THE MATTERS TO BE ACTED UPON AT THE ANNUAL MEETING?

Yes. Our board of directors recommends that you cast your vote:

1.	“FOR” the election of the five nominees for directors named in this proxy statement;

2.	“FOR” the ratification of the appointment of Baker Tilly US, LLP as the Company’s independent registered public accounting firm for the fiscal year ending June 30, 2024; and.

3.	“FOR” the approval, on an advisory basis, of the compensation paid to our named executive officers.

CAN I CHANGE MY VOTE OR REVOKE MY VOTE IF I VOTE BY PROXY?

Yes. As a stockholder of record, if you vote by proxy, you may revoke that proxy at any time before it is voted at the Annual Meeting. You may revoke your proxy by doing any of the following:

1.	Delivering a written notice that you are revoking your proxy to our Corporate Secretary at the address indicated below prior to the Annual Meeting.

2.	Signing and delivering another properly completed proxy card with a later date pursuant instructions on the proxy card.

3.	Voting again via internet or by telephone no later than 10 a.m. Pacific Time on April 18, 2024.

4.	Attending the Annual Meeting and vote at the meeting. Simply attending the meeting will not, by itself, revoke your proxy.

Any written notice of revocation should be delivered to:

Flux Power Holdings, Inc.

Attn: Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

If your shares are held of record by a broker, bank or other nominee and you wish to revoke a proxy, you must contact that firm to revoke any prior voting instructions.

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HOW CAN I FIND OUT THE RESULTS OF THE VOTING AT THE ANNUAL MEETING?

Preliminary voting results will be announced at the Annual Meeting. Final voting results will be published in our Current Report on Form 8-K within four (4) business days following the Annual Meeting.

ARE THERE ANY Interest of Officers and Directors in Matters to Be Acted Upon?

None of the Company’s officers or directors has any interest in any of the matters to be acted upon, except to the extent that a director is named as a nominee for election to the board of directors or a director.

BOARD OF DIRECTORS AND CORPORATE GOVERNANCE

Code of Business Conduct and Ethics

Our Board has adopted a Code of Business Conduct and Ethics (the “Code”) that applies to all of our directors, officers, and employees. Any waivers of any provision of this Code for our directors or officers may be granted only by the Board or a committee appointed by the Board. Any waivers of any provisions of this Code for an employee or a representative may be granted only by our chief executive officer or principal accounting officer. We have filed a copy of the Code with the SEC and have made it available on our website at https://www.fluxpower.com/corporate-governance. In addition, we will provide any person, without charge, a copy of this Code. Requests for a copy of the Code may be made by writing to the Company at is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081.

Board Leadership Structure and Role in Risk Oversight

Our Board of Directors (“Board”) recognizes that one of its key responsibilities is to evaluate and determine its optimal leadership structure to provide independent oversight of management. Our Board is currently led by a Chairman of the Board who also serves as our Chief Executive Officer. The Board understands that the right Board leadership structure may vary depending on the circumstances, and our independent directors periodically assess these roles and the Board leadership to ensure the leadership structure best serves the interests of the Company and stockholders.

On September 10, 2021, the Board adopted the Lead Independent Director Guidelines (“Guidelines). The Guidelines provide that when the positions of Chief Executive Officer and Chairman of the Board are combined or the Chairman is not an independent director, the independent directors will appoint a lead independent director to serve with the authority and responsibility described in such Guidelines, and as the Board and/or the independent directors may determine from time to time. The Guidelines are available on our website at www.fluxpower.com.

Mr. Dutt currently holds the Chairman and Chief Executive Officer roles. Mr. Robinette currently serves as the Lead Independent Director elected by the majority of the Board on September 10, 2021.

The responsibilities of the Lead Independent Director include, among others: (i) serving as primary intermediary between non-employee directors and management; (ii) working with the Chairman of the Board to approve the agenda and meeting schedules for the Board; (iii) working with the Chairman of the Board as to the quality, quantity and timeliness of the information provided to directors; (iv) in consultation with the Nominating and Governance Committee, reviewing and reporting on the results of the Board and Committee performance self-evaluations; (v) calling additional meetings of independent directors; and (vi) serving as liaison for consultation and communication with stockholders.

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We believe the current leadership structure, with combined Chairman and Chief Executive Officer roles and a Lead Independent Director, best serves the Company and its stockholders at this time. Mr. Robinette possesses understanding and knowledge of the business and affairs of the Company and has the ability to devote a substantial amount of time to serve in this capacity. In addition, we believe having one leader serving as both the Chairman and Chief Executive Officer provides decisive, consistent and effective leadership, as well as clear accountability to our stockholders and customers. This enhances our ability to communicate our message and strategy clearly and consistently to our stockholders, employees, customers and suppliers. The Board believes the appointment of a strong Lead Independent Director and the use of regular executive sessions of the non-management directors, along with a majority the Board being composed of independent directors, allow it to maintain effective oversight of management. We believe that the combination of the Chairman and Chief Executive Officer roles is appropriate in the current circumstances and, based on the relevant facts and circumstances, separation of these offices would not serve our best interests and the best interests of our stockholders at this time.

In addition, our Board as a whole has responsibility for risk oversight. Our Board exercises this risk oversight responsibility directly and through its committees. The risk oversight responsibility of our Board and its committees is informed by reports from our management teams to provide visibility to our Board about the identification, assessment and management of key risks, and our management’s risk mitigation strategies. Our Board has primary responsibility for evaluating strategic and operational risk, including related to significant transactions. Our audit committee has primary responsibility for overseeing our major financial and accounting risk exposures, and, among other things, discusses guidelines and policies with respect to assessing and managing risk with management and our independent auditor. Our compensation committee has responsibility for evaluating risks arising from our compensation and people policies and practices. Our nominating and corporate governance committee has responsibility for evaluating risks relating to our corporate governance practices. Our committees and management provide reports to our Board on these matters.

In its governance role, and particularly in exercising its duty of care and diligence, our Board is responsible for ensuring that appropriate risk management policies and procedures are in place to protect the Company’s assets and business. Our Board has broad and ultimate oversight responsibility for our risk management processes and programs and executive management is responsible for the day-to-day evaluation and management of risks to the Company.

Board Composition, Committees and Independence

Under the rules of NASDAQ, “independent” directors must make up a majority of a listed company’s Board of Directors. In addition, applicable NASDAQ rules require that, subject to specified exceptions, each member of a listed company’s audit and compensation committees be independent within the meaning of the applicable NASDAQ rules. Audit committee members must also satisfy the independence criteria set forth in Rule 10A-3 under the Exchange Act.

Our Board has undertaken a review of the independence of each director and considered whether any director has a material relationship with us that could compromise the director’s ability to exercise independent judgment in carrying out his or her responsibilities. As a result of this review, our Board determined that Ms. Walters-Hoffert, Ms. Bo-Linn and Mr. Robinette are independent directors as defined in the listing standards of NASDAQ and SEC rules and regulations. A majority of our directors are independent, as required under applicable NASDAQ rules. As required under applicable NASDAQ rules, our independent directors will meet in regularly scheduled executive sessions at which only independent directors are present.

Board Committees

Our Board has established an Audit Committee, a Compensation Committee, and a Nominating and Governance Committee. The composition and responsibilities of each of the committees is described below.

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Audit Committee

The Audit Committee of the Board of Directors currently consists of three independent directors of which at least one, the Chairperson of the Audit Committee, qualifies as a qualified financial expert as defined in Item 407(d)(5)(ii) of Regulation S-K. Ms. Walters-Hoffert is the Chairperson of the Audit Committee and financial expert. Dr. Bo-Linn and Mr. Robinette are the other directors who are the current members of the Audit Committee. The Audit Committee’s duties are to recommend to our Board of Directors the engagement of the independent registered public accounting firm to audit our consolidated financial statements and to review our accounting and auditing principles. The Audit Committee reviews the scope, timing and fees for the annual audit and the results of audit examinations performed by any internal auditors and independent public accountants, including their recommendations to improve the system of accounting and internal controls. The Audit Committee will at all times be composed exclusively of directors who are, in the opinion of our Board of Directors, free from any relationship that would interfere with the exercise of independent judgment as a committee member and who possess an understanding of consolidated financial statements and generally accepted accounting principles. Our Audit Committee operates under a written charter, which is available on our website at www.fluxpower.com.

Compensation Committee

The Compensation Committee currently consists of three independent directors. The Compensation Committee establishes our executive compensation policy, determines the salary and bonuses of our executive officers and recommends to the Board stock option grants or other incentive equity awards for our executive officers. Mr. Robinette is the Chairperson of the Compensation Committee, and Ms. Walters-Hoffert and Dr. Bo-Linn are the current members of the Compensation Committee. Each of the members of our Compensation Committee are independent under NASDAQ’s independence standards for compensation committee members. Our chief executive officer often makes recommendations to the Compensation Committee and the Board concerning compensation of other executive officers. The Compensation Committee seeks input on certain compensation policies from the chief executive officer. Our Compensation Committee operates under a written charter, which is available on our website at www.fluxpower.com.

Nominating and Governance Committee

The Nominating and Governance Committee currently consists of three independent directors. The Nominating and Governance Committee is responsible for matters relating to the corporate governance of our Company and the nomination of members of the Board and committees of the Board. Dr. Bo-Linn is the current Chairperson of the Nominating and Governance Committee. Ms. Walters-Hoffert and Mr. Robinette are members of the Nominating and Governance Committee. Each of the members of our Nominating and Governance Committee is independent under NASDAQ’s independence standards. The Nominating and Governance Committee operates under a written charter, which is available on our website at www.fluxpower.com.

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our business. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Board and Committee Meetings and Attendance

Our Board and audit committee meet regularly throughout the year, and also hold special meetings and act by written consent. During fiscal year ended June 30, 2023, or Fiscal 2023: (i) our Board met 12 times; (ii) our Audit Committee met 4 times; (iii) our Compensation Committee met 4_times; and (iv) our Nominating and Corporate Governance Committee met 5 times. During Fiscal 2023, each member of our board of directors attended at least 75% of the aggregate of all meetings of our board of directors and of all meetings of committees of our board of directors on which such member served that were held during the period in which such director served.

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Board Attendance at Annual Meeting of Stockholders

Our policy is to invite and encourage each member of our board of directors to be present at our annual meetings of stockholders. All of our directors intend to attend the Annual Meeting.

Executive Sessions

The independent directors meet in executive sessions without management present. The independent directors met 9 times in such sessions during Fiscal 2023.

Communication with Directors

Stockholders and interested parties who wish to communicate with our board of directors, non-management members of our board of directors as a group, a committee of our board of directors or a specific member of our board of directors (including our Chairperson or lead independent director, if any) may do so by letters addressed to the attention of our Corporate Secretary. All communications are reviewed by the Corporate Secretary and provided to the members of our board of directors as appropriate. The address for these communications is:

Flux Power Holdings, Inc.

Attn: Corporate Secretary

2685 S. Melrose Drive

Vista, California 92081

NOMINATIONS PROCESS AND DIRECTOR QUALIFICATIONS

Nomination to the Board of Directors

The nominating and corporate governance committee, or governance committee, is responsible for recommending to the board of directors the nominees for election to our board of directors at each annual meeting of stockholders and for identifying one or more candidates to fill any vacancies that may occur on our board of directors. New candidates may be identified through recommendations from existing directors or members of management, consultants or third-party search firms, discussions with other persons who may know of suitable candidates to serve on our board of directors, and stockholder recommendations. Evaluations of prospective candidates typically include a review of the candidate’s background and qualifications by the nominating and corporate governance committee, interviews with the committee as a whole, one or more members of the committee, or one or more other board members, and discussions within the committee and the full board. The nominating and corporate governance committee then recommends candidates to the full board, with the full board of directors selecting the candidates to be nominated for election by the stockholders or to be appointed by the board of directors to fill a vacancy.

The nominating and corporate governance committee will consider director candidates proposed by stockholders as well as recommendations from other sources. Additional information regarding the process for properly submitting stockholder nominations for candidates for nomination to our board of directors is set forth in section titled “Stockholder Proposals for the 2025 Annual Meeting.”

Director Qualifications

In accordance with its charter, the nominating and corporate governance committee develops and recommends to our board of directors appropriate criteria, including desired qualifications, expertise, skills and characteristics, for selection of new directors and periodically reviews the criteria adopted by our board of directors and, if appropriate, recommends changes to such criteria.

Board of Directors Diversity

Our Board of Directors is committed to fostering a diversity of backgrounds and perspectives so that our Board of Directors positions our company for the future. The members of our Board of Directors represent a mix of ages, genders, races, ethnicities, geographies, cultures, and other perspectives that we believe expand our Board of Directors’ understanding of the needs and viewpoints of our partners, employees, stockholders, and other stakeholders. The matrix below provides certain information regarding the composition of our Board of Directors as of the date of this proxy statement. Each of the categories listed in the below table has the meaning as it is used in Nasdaq Stock Market Rule 5605(f).

Board Diversity Matrix (as of February 29, 2024)

Total Number of Directors	5
	Female	Male
Part I: Gender Identity
Directors	2	3
Part II: Demographic Background
Asian	1	0
White	1	3

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PROPOSAL 1

ELECTION OF DIRECTORS

General

Our board of directors, or Board, has the authority to fix the number of director seats on our Board and, effective as of the date of the Annual Meeting of Stockholders, or Annual Meeting, our Board has approved fixing the number of directors at five (5). Directors serve for a term of one (1) year and stand for election at our annual meeting of stockholders. Pursuant to our Amended and Restated Bylaws, a majority of directors may appoint a successor to fill any vacancy that occurs on the Board between annual meetings. At the Annual Meeting, stockholders will be asked to elect the nominees for director listed below.

Nominees for Director

The nominees for director have consented to being named as nominees in this proxy statement and have agreed to serve as directors, if elected. Unless otherwise instructed, the proxy holders will vote the proxies received by them for the five (5) nominees named below. If any nominee of the Company is unable or declines to serve as a director at the time of the Annual Meeting, the proxies will be voted for any nominee designated by the present board of directors to fill the vacancy. The board of directors has no reason to believe that any of the nominees will be unavailable for election. The Directors who are elected will hold office until the next Annual Meeting of Stockholders or until their earlier death, resignation or removal, or until their successors are elected and qualified. There are no arrangements or understandings between any of our directors and any other person pursuant to which any director was selected to serve as a director of our company. Directors are elected until their successors are duly elected and qualified. There are no family relationships among our directors or officers. There are no arrangements or understandings between our directors and executive officers and any other person pursuant to which any director or officer was or is to be selected as a director or officer.

On February 21, 2024, Ms. Cheemin Bo-Linn notified the Board of her decision to not stand for re-election at the Annual Meeting. Ms. Bo-Linn will serve out the remainder of her terms, which will expire at the Annual Meeting. Ms. Bo-Linn’s decision to not stand for re-election was not the result of any disagreement with the Company or its management on any matter relating to the Company’s operations, policies or practices. Accordingly, the Board has nominated Mr. Mark F. Leposky to succeed Ms. Bo-Linn as a director.

The following sets forth the persons nominated by the board of directors for election and certain information with respect to those individuals:

Director Nominee	Age	Position	Director Since
Ronald F. Dutt	77	Director, Chief Executive Officer and President	2014
Michael Johnson	75	Director	2012
Lisa Walters-Hoffert(1)(2)	65	Director	2019
Dale Robinette(1)(3)	59	Director	2019
Mark F. Lepoksy(1)(4)	59	Director	-

(1)	Independent Director
(2)	Chairperson of the Audit Committee, Member of the Compensation Committee and the Nominating and Governance Committee
(3)	Lead Independent Director, Chairperson of the Compensation Committee, Member of the Audit Committee and the Nominating and Governance Committee
(4)	Mr. Leposky is expected to be appointed as Chairperson of the Nominating and Governance Committee, and join as a Member of the Audit Committee and the Compensation Committee effective upon his election at the Annual Meeting.

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Biographies of Nominees

Ronald F. Dutt, Chairman, Chief Executive Officer, President, and Director. Mr. Dutt has been our chief executive officer, former interim chief financial officer and director since March 19, 2014. He became our chairman on June 28, 2019. On September 19, 2017, he was also appointed as our president, chief financial officer and corporate secretary. He resigned as chief financial officer and corporate secretary as of December 16, 2018. Previously, he was our chief financial officer since December 7, 2012, and our interim chief executive officer since June 28, 2013. Mr. Dutt has served as the Company’s interim corporate secretary since June 28, 2013. Prior to Flux Power, Mr. Dutt provided chief financial officer and chief operating officer consulting services during 2008 through 2012. In this capacity Mr. Dutt provided financial consulting, including strategic business modeling and managed operations. Prior to 2008, Mr. Dutt served in several capacities as executive vice president, chief financial officer and treasurer for various public and private companies including SOLA International, Directed Electronics, Fritz Companies, DHL Americas, Aptera Motors, Inc., and Visa International. Mr. Dutt holds an MBA in Finance from University of Washington and an undergraduate degree in Chemistry from the University of North Carolina. Additionally, Mr. Dutt served in the United States Navy and received an honorable discharge as a Lieutenant. Based on Mr. Dutt’s past experience as executive vice president, chief financial officer and treasurer for various public and private companies, the Company believes Mr. Dutt is qualified to be on the Board.

Michael Johnson, Director. Mr. Johnson has been our director since July 12, 2012. Mr. Johnson has been a director of Flux Power since it was incorporated. Since 2002, Mr. Johnson has been a director and the chief executive officer of Esenjay Petroleum Corporation (Esenjay Petroleum), a Delaware company located in Corpus Christi, Texas, which is engaged in the business oil exploration and production. Mr. Johnson’s primary responsibility at Esenjay Petroleum is to manage the business and company as chief executive officer. Mr. Johnson is a director and beneficial owner of Esenjay Investments LLC, a Delaware limited liability company engaged in the business of investing in companies, and an affiliate of the Company beneficially owning approximately 26% of our outstanding shares, including common stock underlying options, and warrants that were exercisable or convertible or which would become exercisable or convertible within sixty (60) days. Mr. Johnson received a Bachelor of Science degree in mechanical engineering from the University of Southwestern Louisiana. As a result of Mr. Johnson’s leadership and business experience, he is an industry expert in the natural gas exploration industry and brings a wealth of management and successful company building experience to the board. Based on the foregoing, the Company believes Mr. Johnson is qualified to be on the Board.

Lisa Walters-Hoffert, Director. Ms. Walters-Hoffert was appointed to our Board on June 28, 2019. Ms. Walters-Hoffert was a co-founder of Daré Bioscience, Inc. and following the company’s merger with Cerulean Pharma, Inc. in July of 2017, became Chief Financial Officer of the surviving public company (NASDAQ: DARE) and served in this role until January of 2024. For over twenty-five (25) years, Ms. Walters-Hoffert was an investment banker focused on small-cap public companies in the technology and life science sectors. From 2003 to 2015, Ms. Walters-Hoffert worked at Roth Capital Partners as Managing Director in the Investment Banking Division. Ms. Walters-Hoffert has held various positions in the corporate finance and investment banking divisions of Citicorp Securities in San José, Costa Rica and Oppenheimer & Co, Inc. in New York City, New York. Ms. Walters-Hoffert has served as a member of the Board of Directors of the San Diego Venture Group, as Past Chair of the UCSD Librarian’s Advisory Board, and as Past Chair of the Board of Directors of Planned Parenthood of the Pacific Southwest. Ms. Walters-Hoffert currently serves as a member of the Board of Directors of The Elementary Institute of Science in San Diego. Ms. Walters-Hoffert graduated magna cum laude from Duke University with a B.S. in Management Sciences. As a senior financial executive with over twenty-five years of experience in investment banking and corporate finance and based on Ms. Walters-Hoffert’s expertise in audit, compliance, valuation, equity finance, mergers, and corporate strategy, the Company believes Ms. Walters-Hoffert is qualified to be on the Board.

Dale T. Robinette, Director. Mr. Robinette was appointed to our Board on June 28, 2019 and our lead independent director on September 10, 2021. Mr. Robinette has been a CEO Coach and Master Chair since 2013 as an independent contractor to Vistage Worldwide, Inc., an executive coaching company. In addition, since 2013 Mr. Robinette has been providing business consulting related to top-line growth and bottom-line improvement through his company EPIQ Development. From 2013 to 2019, Mr. Robinette was the Founder and CEO of EPIQ Space, a marketing website for the satellite industry, a member-based community of suppliers promoting their offerings. Mr. Robinette was with Peregrine Semiconductor, Inc., a manufacturer of high-performance RF CMOS integrated circuits, from 2007 to 2013 in two roles as a Director of Worldwide Sales as well as the Director of the High Reliability Business Unit. Mr. Robinette started his career from 1991 to 2007 at Tyco Electronics Ltd. (known today as TE Connectivity Ltd.), a passive electronics manufacturer, in various sales, sales leadership and product development leadership roles. Mr. Robinette received a Bachelor of Science degree in Business Administration, Marketing from San Diego State University. Based on the above qualifications, the Company believes Mr. Robinette is qualified to be on the Board.

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Mark F. Leposky, Director Nominee. Mr. Leposky has over 30 years of executive experience in operations, engineering, supply chain, product and commercial roles. Mr. Leposky is currently the Executive Vice President and Chief Supply Chain Officer at Topgolf Callaway Brands and has led the company’s supply chain, engineering, and operations organization among other responsibilities since 2012. From 2018 to 2022, he also served as the EVP of Global Operations, Accessories and Licensing, and previously served as Senior Vice Present of Global Operations, Accessories and Licensing from 2012 and 2018 for Topgolf Callaway Brands. Prior to joining Topgolf Callaway Brands, Mr. Leposky was the Co-Founder, President and Chief Executive Officer of Gathering Storm dba Tmax Gear from 2005 to 2011, Chief Supply Chain Officer at Fisher Scientific International from 2004 to 2005 and Chief Operations Officer at Taylormade Adidas Golf from 2002 to 2004, and has held executive roles at The Coca-Cola Company and United Parcel Service. Mr. Leposky holds a Bachelor of Sciences degree in Industrial Technology from Southern Illinois University, and an MBA from the Keller Graduate School of Management. In addition, Mr. Leposky is also a 16-year infantry veteran of the US Army and Army National Guard, and an avid golfer. Based on the above qualifications, the Board believes the Mr. Leposky’s extensive executive experience within the consumer product and service industry qualifies Mr. Leposky to serve on the Board.

Director Qualifications and Diversity

We seek directors with established strong professional reputations and experience in areas relevant to the strategy and operations of our businesses. We seek directors who possess the qualities of integrity and candor, who have strong analytical skills and who are willing to engage management and each other in a constructive and collaborative fashion. We also seek directors who have the ability and commitment to devote significant time and energy to serve on the Board and its committees. We believe that all of our directors meet the foregoing qualifications. We do not have a formal policy with respect to diversity.

Director Compensation

Director Compensation Table

Below is summary of compensation accrued or paid to our non-executive directors during Fiscal 2023 and Fiscal 2022. Mr. Dutt, our chief executive officer and president, received no compensation for his service as a director and is not included in the table. The compensation Mr. Dutt receives as an employee of the Company is included in the section titled “Executive Compensation.”

Name	Year	Fees Earned or Paid in Cash ($)	Stock Awards(2) ($)	All Other Compensation ($)	Total ($)

Lisa Walters-Hoffert	2023	$57,500	50,000	-	$107,500
	2022	57,500	50,000	-	107,500

Dale Robinette	2023	$75,000	50,000	-	$125,000
	2022	65,000	50,000	-	115,000

John A. Cosentino Jr.(1)	2023	$-	-	-	$-
	2022	41,250	-	-	41,250

Michael Johnson	2023	$50,000	50,000	-	$100,000
	2022	50,000	50,000	-	100,000

Cheemin Bo-Linn (3)	2023	$55,000	50,000	-	$105,000
	2022	26,667	50,000		76,667

(1)	Mr. Cosentino resigned as our director on March 1, 2022.
(2)	Represent the fair value of the RSUs granted using the volume weighted average price of the ten days of trading prior to grant date.
(3)	Ms. Bo-Linn joined our board of directors on January 14, 2022. On February 21, 2024, Ms. Bo-Linn notified the Board of her decision to not stand for re-election at Annual Meeting. Ms. Bo-Linn’s term will expire at the Annual Meeting.

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The following table shows the aggregate number of vested stock options held by our non-employee directors as of June 30, 2023 and June 30, 2022:

Name	Year	Vested Stock Options

Lisa Walters-Hoffert	2023	3,948
	2022	3,948

Dale Robinette	2023	3,948
	2022	3,948

Cheemin Bo-Linn (1)	2023	-
	2022	-

Michael Johnson	2023	12,948
	2022	12,948

John A. Cosentino Jr. (2)	2023	-
	2022	-

(1)	Ms. Bo-Linn joined our board of director on January 14, 2022. On February 21, 2024, Ms. Bo-Linn notified the Board of her decision to not stand for re-election at Annual Meeting. Ms. Bo-Linn’s term will expire at the Annual Meeting.
(2)	Mr. Cosentino resigned as our director on March 1, 2022.

Compensation of Non-Executive Directors

On January 14, 2022, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for calendar year 2022, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)		Lead Independent Director (cash)

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500		$-
Dale Robinette	X	Compensation Chair	$50,000	$5,000		$20,000
John A. Cosentino Jr.(1)	X	Governance Chair	$50,000	$5,000	(1)	$-
Cheemin Bo-Linn (2)	X	Board Member	$50,000	$-		$-
Michael Johnson		Board Member	$50,000	$-		$-

(1) Mr. Cosentino resigned as our director on March 1, 2022. As appreciation for Mr. Cosentino’s board services, the Board approved to (i) accelerate the vesting of the following securities the Board granted in connection with his board services: 435 unvested options and 4,578 restricted stock awards, and (iii) pay his board fees for 3rd quarter of Fiscal 2022.

(2) Dr. Bo-Linn was appointed as Chairperson of the Governance Committee on March 3, 2022. For Dr. Bo-Linn’s services as Chairperson, she is entitled to a Chair Fee of $5,000 for calendar year 2022. On February 21, 2024, Ms. Bo-Linn notified the Board of her decision to not stand for re-election at Annual Meeting. Ms. Bo-Linn’s term will expire at the Annual Meeting.

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There was no change to the cash compensation package for non-executive director of the Company during Fiscal 2023.

On March 8, 2023, pursuant to the recommendation and advice of the Compensation Committee of the Board of the Company, the Board approved the following annual compensation package for non-executive directors of the Company for fiscal year ending June 30, 2024, as follows:

Name	Independent Non-Executive Director	Position	Base Retainer (cash)	Chair Fee (cash)	Committee Member Fee(1) (cash)	Lead Independent Director (cash)

Lisa Walters-Hoffert	X	Audit Chair	$50,000	$7,500	$5,000	$-

Dale Robinette	X	Compensation Chair	$50,000	$5,000	$6,250	$20,000

Cheemin Bo-Linn (2)	X	Board Member	$50,000	$5,000	$6,250	$-

Michael Johnson		Board Member	$50,000	$-	$-	$-

(1)	Committee Member Fees: $3,750 for non-chair committee members of the Audit Committee, and $2,500 for non-chair committee members of the Compensation Committee and the Nominating and Governance Committee.
(2)	On February 21, 2024, Ms. Bo-Linn notified the Board of her decision to not stand for re-election at Annual Meeting. Ms. Bo-Linn’s term will expire at the Annual Meeting.

Equity Component of Non-Executive Director Compensation

In addition, our directors are eligible to receive an annual equity grant of RSUs. Pursuant to grants approved by our Board at the recommendation of the Compensation Committee in April 2022 and 2023, our non-executive directors were granted RSUs under the 2014 Plan. The number of RSUs granted to each non-executive director was equal to the amount of $50,000 divided by the fair market value of the RSUs, with all RSUs subject to vesting restrictions. The fair market value of the RSUs was determined by applying a 10-day volume weighted average stock price prior to the grant issuance date.

In April 2022, each of our non-executive directors were granted 17,793 RSUs which are subject to fully vest on April 28, 2023. In addition, in August 2022, as compensation for board services provided during the last quarter of Fiscal 2022, Ms. Bo-Linn was granted 5,034 RSUs, of which 1/3 vested immediately, each of the remaining 1/3 of the RSUs will vest on April 29, 2023, and April 29, 2024. Ms. Bo-Linn’s s grant was consistent with the standard equity component of Non-Executive Director Compensation Package as approved by the Board. As a show of appreciation for Ms. Bo-Linn’s services as a director to the Company, the Board approved to accelerate the vesting of 18,561 unvested restricted stock units, effective as of date of the Annual Meeting. In April 2023, each of our non-executive directors were granted 16,883 RSUs which are subject to fully vest on April 20, 2024.

Vote Required

Directors are elected by a plurality of the votes properly cast in person or by proxy. If a quorum is present and voting, the five (5) nominees receiving the highest number of affirmative votes will be elected. Our Amended and Restated Articles of Incorporation do not permit stockholders to cumulate their votes for the election of directors. Shares represented by executed proxies will be voted, if authority to do so is not withheld, for the election of the five (5) nominees. Abstentions and broker non-votes will have no effect on the outcome of the election of directors.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE
“FOR” THE ELECTION OF ALL THE DIRECTOR NOMINEES.

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PROPOSAL 2

RATIFICATION OF APPOINTMENT OF

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The audit committee of the board of directors is responsible for the selection of our independent registered public accounting firm. The audit committee has selected and retained the public accounting firm of Baker Tilly US, LLP (“Baker Tilly”) as independent registered public accounting firm to audit our financial statements for the fiscal year ending June 30, 2024. Although the audit committee is directly responsible for selecting and retaining our independent auditor and even though ratification is not required by our Amended and Restated Bylaws, the board of directors is submitting the selection of Baker Tilly to our stockholders for ratification as a matter of good corporate practice and we are asking our stockholders to approve the appointment of Baker Tilly. In the event our stockholders fail to ratify the appointment, the audit committee may reconsider this appointment.

The Company has been advised by Baker Tilly that neither the firm nor any of its associates had any relationship with the Company other than the usual relationship that exists between independent registered public accountant firms and their clients during the last fiscal year. A representative of Baker Tilly is expected to be present in person or by electronic conferencing at the Annual Meeting, and will be afforded an opportunity to make a statement at the Annual Meeting if the representative desires to do so. It is also expected that such representative will be available at the Annual Meeting to respond to appropriate questions by stockholders.

Independent Auditor

For the fiscal years ended June 30, 2023 and 2022, the Company’s independent public accounting firm was Baker Tilly US, LLP.

Fees Paid to Principal Independent Registered Public Accounting Firm

The aggregate fees billed by our Independent Registered Public Accounting Firm, for the fiscal years ended June 30, 2023 and 2022 are as follows:

	2023	2022
Audit fees(1)	$140,000	$131,000
Audit related fees(2)	-	22,000
Tax fees(3)	-	-
All other fees(4)	-	-
Total	$140,000	$153,000

(1)	Audit fees represent fees for professional services provided in connection with the audit of our annual financial statements and the review of our quarterly financial statements and those services normally provided in connection with statutory or regulatory filings or engagements including comfort letters, consents and other services related to SEC matters. This information is presented as of the latest practicable date for this annual report.

(2)	Audit-related fees represent fees for assurance and related services that are reasonably related to the performance of the audit or review of our financial statements and not reported above under “Audit Fees.”

(3)	Baker Tilly US, LLP did not provide us with tax compliance, tax advice or tax planning services.

(4)	All other fees include fees billed by our independent auditors for products or services other than as described in the immediately preceding three categories. No such fees were incurred during the fiscal years ended June 30, 2023 or 2022.

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Policy on Audit Committee Pre-Approval of Audit and Permissible Non-Audit Services of Independent Registered Public Accounting Firm

Our audit committee’s policy is to pre-approve all audit and permissible non-audit services provided by our independent registered public accounting firm, the scope of services provided by our independent registered public accounting firm and the fees for the services to be performed. These services may include audit services, audit-related services, tax services and other services. Pre-approval is detailed as to the particular service or category of services and is generally subject to a specific budget.

Our independent registered public accounting firm and management are required to periodically report to the audit committee regarding the extent of services provided by our independent registered public accounting firm in accordance with this preapproval, and the fees for the services performed to date.

All of the services relating to the fees described in the table above were approved by our audit committee.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS

The following is the report of the Audit Committee of the Board of Directors of Flux Power Holdings, Inc. (the “Company”) submitted to the Board of Directors of the Company with respect to the Company’s audited financial statements for the fiscal year ended June 30, 2023, included in the Company’s Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the “SEC”) on September 21, 2023. The information contained in this report shall not be deemed to be “soliciting material” or to be “filed” with the SEC, nor shall such information be incorporated by reference into any future filing under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, except to the extent that the Company specifically incorporates it by reference in such filing.

The Audit Committee of the Board of Directors currently consists of non-executive directors. The Board determined that each of the members of the Audit Committee is an “independent director” under the listing standards of the Nasdaq Stock Market.

The Audit Committee oversees the Company’s financial reporting process on behalf of the Board of Directors. Management has the responsibility for the financial statements and the reporting process, including internal control systems. The Company’s independent registered public accounting firm for the fiscal year ended June 30, 2023, Baker Tilly US, LLP (“Baker Tilly”) was responsible for expressing an opinion as to the conformity of our audited financial statements with generally accepted accounting principles.

Review with Management

The Audit Committee reviewed and discussed the audited financial statements with management of the Company.

Review and Discussions with Independent Accountants

The Audit Committee met with Baker Tilly to review the financial statements for the fiscal year ended June 30, 2023. The Audit Committee discussed with a representative of Baker Tilly applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC. In addition, the Audit Committee met with Baker Tilly, with and without management present, to discuss the overall scope of Baker Tilly’s audit, the results of its examinations and the overall quality of the Company’s financial reporting. The Audit Committee received the written disclosures and the letter from Baker Tilly required by the applicable requirements of the PCAOB regarding the independent auditors’ communications with the Audit Committee concerning independence. In addition, the Audit Committee has discussed with Baker Tilly its independence and satisfied itself as to the independence of Baker Tilly.

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Conclusion

Based on the above review, discussions, and representations received, the Audit Committee recommended to the Board of Directors that the audited financial statements for the fiscal year ended June 30, 2023 be included in the Company’s Annual Report on Form 10-K filed with the SEC on September 21, 2023.

The Audit Committee of the Board of Directors:

/s/ Lisa Walters-Hoffert, Chair
/s/ Dale Robinette
/s/ Cheemin Bo-Linn

Vote Required

The ratification of the appointment of Baker Tilly as our independent registered public accounting firm for our fiscal year ending June 30, 2024 requires the affirmative vote of at least a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote on the subject matter. Stockholders may vote “For,” “Against,” or “Abstain” with respect to this Proposal 2. Abstentions will have the same effect as a vote “Against” Proposal 2. Broker non-votes, if any, will have no effect on the outcome of Proposal 2.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE RATIFICATION OF THE APPOINTMENT OF BAKER TILLY AS THE COMPANY’S INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM FOR THE FISCAL YEAR ENDING JUNE 30, 2024.

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PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

This stockholder advisory vote, commonly known as “say-on-pay” is required pursuant to Section 14A of the Exchange Act and gives our stockholders the opportunity which enables our stockholders to vote to approve, on an advisory, non-binding basis, the compensation of our named executive officers as disclosed in this proxy statement in accordance with the SEC’s rules.

At our 2021 Annual Stockholders Meeting (“2021 ASM”), our Board recommended that our stockholders approve an advisory vote on the compensation of our named executive officers (commonly referred to as the “say-on-pay” vote) once every three years. Approximately 75% of the votes cast at our 2021 ASM were “For” the recommendation of our Board, and in response we hold an advisory say-on-pay vote at least once every three years. The say-on-pay vote is not intended to address any specific compensation item, but rather our overall approach to the compensation of our named executive officers as disclosed pursuant to the SEC’s compensation disclosure rules in this proxy statement (which disclosure includes the related compensation tables included in the “Executive Compensation” section of this proxy statement).

Although the vote on this proposal is advisory, and therefore not binding on us our or our Board, our Board and the Compensation Committee value input from our stockholders and will consider the outcome of the vote in analyzing our approach to the compensation of our executive officers when making future executive compensation decisions. Based on the votes cast for and against, our executive compensation program received support from over 99% of the votes cast in 2021. Our Board and the Compensation Committee believe that this level of approval of our executive compensation program is indicative of our stockholders’ support of our compensation philosophy and goals as well as the overall administration of executive compensation by our Board and the Compensation Committee.

We have a compensation committee that is responsible for reviewing and determining the compensation of our executive officers and making recommendations to our board of directors regarding compensation of our non-employee directors. Our named executive officer compensation program is designed to attract, motivate and retain our named executive officers, who are critical to our success, while working within the available resources. The board of directors believes that it has taken a responsible approach to compensating our named executive officers given our limited resources. Please read the section titled “Executive Compensation” of this proxy statement for additional details about our executive compensation program.

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We are asking our stockholders to indicate their support for our named executive officer compensation as described in this proxy statement. This proposal, commonly known as a “say-on-pay” proposal, gives our stockholders the opportunity to express their views on the compensation of our named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of our named executive officers and the philosophy, policies and practices described in this proxy statement. Accordingly, we will ask our stockholders to vote “FOR” the following resolution at the Annual Meeting:

“RESOLVED, that the Company’s stockholders approve, on an advisory basis, the compensation of the named executive officers, as disclosed in the Company’s proxy statement for the 2024 Annual Meeting of Stockholders pursuant to the compensation disclosure rules of the Securities and Exchange Commission.”

The say-on-pay vote is advisory, and therefore not binding on the Company, the compensation committee or our board of directors. Our board of directors and our compensation committee value the views of our stockholders and will consider the outcome of the vote when determining future compensation arrangements for our named executive officers.

Vote Required

This vote is an advisory vote and is therefore not binding on the Company or the board of directors. The affirmative vote of at least a majority of the voting power of the shares of common stock present in person or represented by proxy and entitled to vote is required for advisory approval of this proposal. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of this proposal. Brokers are not authorized to vote without instructions on this proposal. Abstentions will have the same effect as voting against the proposal and broker non-votes will not be deemed votes cast and will have no effect on the vote outcome.

Recommendation of the Board of Directors

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE APPROVAL OF THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS, AS DISCLOSED IN THIS PROXY STATEMENT PURSUANT TO THE COMPENSATION DISCLOSURE RULES OF THE SEC.

EXECUTIVE OFFICERS

The following table set forth the names and ages of our executive officers as of February 28, 2024.

Name	Age	Position	Executive Officer Since
Ronald F. Dutt	77	Director, Chief Executive Officer and President	2012
Charles A. Scheiwe(1)	57	Chief Financial Officer and Secretary	2018
Jeffrey C. Mason(2)	53	Vice President of Operations	2022

(1)

As further discussed below under “Change in Management”, on February 16, 2024, the Company and Mr. Charles Scheiwe agreed to the stepping down of Mr. Scheiwe as the Company’s Chief Financial Officer and Secretary and transitioning to a consultant for the Company, effective March 1, 2024. On February 22, 2024, as a result of Mr. Scheiwe’s stepping down in connection with the Transition, the Board appointed Mr. Kevin S. Royal as Chief Financial Officer and Corporate Secretary, to be effective March 4, 2024.

(2)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.

Below is the biography of each executive officer. Mr. Dutt’s biography is provided under “Proposal 1- Election of Directors.”

Charles A. Scheiwe, Chief Financial Officer and Secretary. Mr. Scheiwe joined the Company in July of 2018 and has been acting as the Company’s Controller since July 9, 2018. He was appointed as our chief financial officer and secretary on December 17, 2018. Prior to joining the Company, Mr. Scheiwe was the controller of Senstay, Inc. and provided financial and accounting consulting services to start-up companies from 2016 to 2018. From 2006 to 2016, Mr. Scheiwe was the vice president of finance and controller for GreatCall, Inc. Mr. Scheiwe’s experience in accounting, financial planning and analysis, business intelligence, cash management, and equity management has prepared and qualified him for the position of chief financial officer and secretary of the Company. Mr. Scheiwe has a Bachelor of Science degree in Business Management, with emphasis in Accounting, from the University of Colorado. Mr. Scheiwe also holds a CPA certificate.

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Jeffrey C. Mason, Vice President of Operations. Mr. Mason served as the Director of Manufacturing of the Company from January 2021 to December 2021, and Vice President of Operations since December 2021. On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation. Prior to joining the Company, Mr. Mason was the plant manager at NEO Tech from March 2017 to January 2021 after being promoted from Director of Operations from December 2013 to March 2017. Mr. Mason has also worked for Sumitomo Electric Interconnect Products, Inc., Radio Design Labs, Inc., and Motorola Inc. during his career. Mr. Mason received his Master of Business Administration in International Business in 2015 and his Bachelor of Business Administration/Management in 2013 from North Central University. Mr. Mason is also Total Productive Maintenance (TPM) Instructor Certified by the Japan Institute of Plant Maintenance, Tokyo, Japan.

Involvement in Certain Legal Proceedings

To the best of our knowledge, during the past ten (10) years, none of our directors or executive officers were involved in any of the following: (1) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two (2) years prior to that time; (2) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offenses); (3) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities; and (4) being found by a court of competent jurisdiction (in a civil action), the Securities and Exchange Commission or the Commodities Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended or vacated.

Change in Management

Transition of Charles A. Scheiwe

On February 16, 2024, the Company and Mr. Scheiwe agreed to the stepping down of Mr. Scheiwe as the Company’s Chief Financial Officer and Secretary, including all positions with the Company and Flux Power, Inc., a wholly-owned subsidiary of the Company (“Flux”) and transitioning to a consultant for the Company (“the “Transition”), effective March 1, 2024 (the “Separation Date”).

Through the Separation Date, Mr. Scheiwe will be entitled to continue to receive his current salary. In addition, in connection with the Transition, the Board approved the accelerated vesting of unvested portions of outstanding awards previously granted to Mr. Scheiwe under the Company’s 2014 Equity Incentive Plan and 2021 Equity Incentive Plan (the “2021 Plan”).

In connection with the Transition, the Company and Mr. Scheiwe will enter into a Separation and Release Agreement (the “Separation Agreement”), under which Mr. Scheiwe will be entitled to: (i) cash severance of $205,200, which is an amount equal to 12 months of Mr. Scheiwe’s base salary in effect as of the Separation Date, (ii) a one-time payment of $22,840.68, less required withholdings, to cover the COBRA premiums for COBRA continuation coverage for a period of twelve (12) months following the Separation Date, and (iii) provided that Mr. Scheiwe timely elects and enrolls in the life insurance continuation coverage, reimbursement for an amount equal to twelve (12) months of such life insurance continuation coverage. The Separation Agreement additionally includes a customary general release of claims by Mr. Scheiwe in favor of the Company and certain related parties.

To facilitate the Transition, the Company and Mr. Scheiwe will enter into a consulting agreement (the “Consulting Agreement”) for a term of 12 months beginning on March 4, 2024 and ending March 3, 2025. Under the Consulting Agreement, Mr. Scheiwe (i) will provide certain consulting services to the Company at an hourly rate of $150, and (ii) will be entitled to reimbursement for reasonable expenses incurred in performing the consulting services. Either the Company or Mr. Scheiwe may terminate the Consulting Agreement by providing at least 30 days’ prior notice to the other party. In the event of such termination, Mr. Scheiwe will be entitled to receive all earned but unpaid consulting fees as of the date of termination, but will have no further rights to payment of any consulting fees or other compensation. The Consulting Agreement also includes customary confidentiality and non-solicitation provisions.

New Appointment of Kevin S. Royal

On February 22, 2024, as a result of Mr. Scheiwe’s stepping down in connection with the Transition, the Board appointed Mr. Kevin S. Royal as Chief Financial Officer and Corporate Secretary, to be effective March 4, 2024.

Kevin S. Royal, age 59. Mr. Royal has over 20 years of experience with publicly traded companies, leading Finance, Accounting, IT, HR, Legal, Investor Relations, and M&A. Since 2023, Mr. Royal has served as a consultant for MCA Financial group. Prior to joining the Company, Mr. Royal served as Executive Vice President and Chief Financial Officer of Zovio Inc. (f/k/a Bridgepoint Education, Inc.) from October 2015 until September 2022. Mr. Royal also previously served as Senior Vice President, Chief Financial Officer, Treasurer and Secretary of Maxwell Technologies, Inc., a developer, manufacturer and marketer of energy storage and power delivery solutions from April 2009 to May 2015. Mr. Royal has held a series of senior finance positions, including appointments as senior vice president and chief financial officer within the semiconductor industry. Mr. Royal has also served as an auditor for 10 years with Ernst & Young LLP, where he became a certified public accountant. Mr. Royal received his Bachelor of Business Administration in Accounting from Harding University and is a Certified Public Accountant in the State of California (inactive).

In connection with Mr. Royal’s appointment as Chief Financial Officer and Corporate Secretary, the Company entered into an employment agreement with Mr. Royal, which provides for an annual base salary of $330,000, effective March 4, 2024 (the “Employment Agreement”). The Employment Agreement includes terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events. In addition, Mr. Royal will be eligible for a 60% cash bonus, as a percentage of base salary, and incentive stock options to purchase up to 55,000 shares of the Company’s common stock (the “Options”) under the 2021 Plan. The Options will be subject to the terms and conditions provided in the form of Incentive Stock Option Agreement under the 2021 Plan (the “2021 Option Agreement”), will have an exercise price based on the Company’s 10-day volume weighted average price on the grant date, and will expire ten (10) years from the grant date and vest in four (4) equal annual installments commencing one year after the grant date.

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EXECUTIVE COMPENSATION

Compensation for our Named Executive Officers

The following table sets forth information concerning all forms of compensation earned by our named executive officers during Fiscal 2023 and Fiscal 2022 for services provided to the Company and its subsidiary.

Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards(1) ($)	Option Awards(2) ($)	Non-Equity Incentive Plan Compensation ($)	All Other Compensation ($)	Total ($)

Ronald F. Dutt,	2023	$290,962	$146,273	$230,542	$-	$-	$-	$667,777
Chief Executive Officer, President, and Chairman	2022	$275,000	$55,055	$138,702	$-	$-	$-	$468,757

Charles A. Scheiwe	2023	$205,989	$53,613	$120,419	$-	$-	$-	$380,021
Chief Financial Officer and Corporate Secretary	2022	$205,200	$28,757	$72,450	$-	$-	$-	$306,407

Jeffrey C. Mason(3)	2023	$204,346	$40,176	$100,602	$-	$-	$-	$345,124
Vice President of Operations	2022	$200,000	$20,020	$44,160	$-	$-	$-	$264,180

(1)	Represents the fair value of the RSUs granted on grant date.
(2)	The grant date fair value was determined in accordance with the provisions of FASB ASC Topic No. 718 using the Black-Scholes valuation model with assumptions described in more detail in the notes to our audited financial statements included in the SEC report.
(3)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.

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2023 Salary Increases

On October 20, 2023, pursuant to the recommendation of the Compensation Committee, the Board approved the following salary increases (the “FY2024 Annual Salary”) to the following executive officers, effective for the fiscal year ending June 30, 2024 (“FY2024”):

Name	Position	Current Annual Salary	Salary for FY2024
Ronald F. Dutt	Chief Executive Officer	$300,000	$375,000
Charles Scheiwe*	Chief Financial Officer	$205,200	$205,200
Jeffrey Mason	Vice President of Operations	$206,000	$230,720

*	Plus an additional supplemental payment of $4,000 per month

Benefit Plans

We do not have any profit-sharing plan or similar plans for the benefit of our officers, directors or employees. However, we may establish such plan in the future.

Equity Compensation Plan Information

In connection with the reverse acquisition of Flux Power, Inc. in 2012, we assumed the 2010 Plan. As of June 30, 2023, the number of options outstanding to purchase common stock under the 2010 Plan was 21,944. No additional options to purchase common stock may be granted under the 2010 Plan.

On February 17, 2015, our shareholders approved our 2014 Equity Incentive Plan (“2014 Plan”), which was amended on July 23, 2018 and on November 5, 2020. The 2014 Plan authorizes the issuance of awards for up to 1,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. We granted 0 and 175,265 stock options under the 2014 Plan during Fiscal 2022 and 2023, respectively. We granted 72,566 and 250,786 restricted stock units under the 2014 Plan during Fiscal 2023 and 2022, respectively.

On April 29, 2021, at the Company’s annual stockholders meeting, the 2021 Equity Incentive Plan (the “2021 Plan”) was approved by our stockholders. The 2021 Plan authorizes the issuance of awards for up to 2,000,000 shares of our common stock in the form of incentive stock options, non-statutory stock options, stock appreciation rights, restricted stock units, restricted stock awards and unrestricted stock awards to officers, directors and employees of, and consultants and advisors to, the Company or its affiliates. No awards were granted under the 2021 Plan during Fiscal 2022. We granted 449,176 stock options under the 2021 Plan during Fiscal 2023.

As of June 30, 2023, we had 398,922 options outstanding and exercisable under the 2021 Plan, the 2014 Plan and the 2010 Plan. In addition, as of June 30, 2023, we had 193,749 RSUs outstanding under the 2014 Plan.

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The following table sets forth certain information concerning unexercised options, stock that has not vested, and equity compensation plan awards outstanding as of June 30, 2023 for the named executive officers below:

	Option Awards (1)						Stock Awards
Name	Award Grant Date	Number of Securities Underlying Unexercised Options Exercisable	Number of Securities Underlying Unexercised Options Uexercisable	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested	Equity Incentive Plan: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested ($)
Ronald Dutt	10/31/2022	80,175	-	-	$3.43	10/31/2032	-	$-	-	$-
	3/15/2019	50,000	-	-	$13.60	3/15/2029	-	$-	-	$-
	7/25/2018	33,527	-	-	19.80	7/25/2028	-	$-	-	$-
	6/29/2018	50,000	-	-	14.40	6/29/2028	-	$-	-	$-
	10/26/2017	50,000	-	-	4.60	10/26/2027	-	$-	-	$-
	12/22/2015	19,000	-	-	5.00	12/22/2025	-	$-	-	$-
	7/30/2013	17,500	-	-	10.00	7/29/2023	-	$-	-	$-
	11/12/2020	-	-	-	-	11/11/2030	6,607	$58,670	6,607	$58,670
	11/12/2020	-	-	-	-	11/11/2030	13,214	$117,340	13,214	$117,340
	10/29/2021	-	-	-	-	10/29/2031	8,041	$46,236	8,041	$46,236
Charles Scheiwe	10/31/2022	41,878	-	-	3.43	10/31/2032	-	$-	-	$-
	3/15/2019	30,000	-	-	13.60	3/15/2029	-	$-	-	$-
	11/12/2020	-	-	-	-	11/11/2030	3,515	$31,213	3,515	$31,213
	11/12/2020	-	-	-	-	11/11/2030	7,030	$62,426	7,030	$62,426
	10/29/2021	-	-	-	-	10/29/2031	4,200	$24,150	6,300	$24,150
Jeffrey C. Mason	10/31/2022	34,986	-	-	3.43	10/31/2032	-	$-	-	$-
	10/29/2021	-	-	-	-	10/29/2031	2,560	$14,720	2,560	$14,720

(1)	The fair value of each option grant is estimated at the date of grant using the Black-Scholes option pricing model. Expected volatility is calculated based on the historical volatility of the Company’s stock. The risk-free interest rate is based on the U.S. Treasury yield for a term equal to the expected life of the options at the time of grant. The fair value of each restricted stock unit is the fair value of the Company’s common stock on the grant date.
(2)	On November 7, 2022, Mr. Mason’s position was expanded to include additional Company authority and delegation.

Aggregated Option/Stock Appreciation Right (“SAR”) exercised and Fiscal year-end Option/SAR value table

Neither our executive officers nor the other individuals listed in the tables above, exercised options or SARs during Fiscal 2023.

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Equity Compensation Plan

The following table provides certain information with respect to our equity compensation plans in effect as of June 30, 2023:

	Number of securities to be issued upon exercise of outstanding options, and settlement of RSUs (a)	Weighted- average exercise price of outstanding options, and issuance price of RSUs (b)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column a) (c)
Equity compensation plans approved by shareholders(1)	732,352	$7.94	91,907
Equity compensation plans approved by shareholders(2)	412,853	3.43	1,587,147
Equity compensation plans not approved by shareholders(3)	21,944	$10.00	-
Equity compensation plans approved by shareholders(4)	-	-	350,000

Total	1,167,149	$6.39	2,029,054

(1)	Represents shares of common stock reserved for issuance under the 2014 Equity Incentive Plan (the “2014 Plan”) which was approved by our shareholders on February 17, 2015, and was amended on October 25, 2017.
(2)	Represents shares of common stock reserved for issuance under the 2021 Equity Incentive Plan (the “2021 Plan”) which was approved by our shareholders on April 29, 2021.
(3)	Consists of 7,200 options granted under the 2010 Stock Option Plan (the “2010 Plan”) and assumed by us in the reverse acquisition. An additional 30,700 non-qualified options were issued. At June 30, 2023, there were 21,944 options outstanding.
(4)	Represents the number of shares of common stock reserved as authorized for the grant of options under the Flux Power Holdings, Inc. 2023 Employee Stock Purchase Plan (the “2023 ESPP”), which was approved by our shareholders on April 20, 2023.

2023 Employee Stock Purchase Plan (the “2023 ESPP”)

The 2023 ESPP was approved by the Board on March 6, 2023 and approved by the Company’s stockholders on April 20, 2023. The 2023 ESPP enables eligible employees of the Company and certain of its subsidiaries (a “Participating Subsidiary”) to use payroll deductions to purchase shares of the Company’s Common Stock and acquire an ownership interest in the Company. The maximum aggregate number of shares of the Company’s Common Stock that have been reserved as authorized for the grant of options under the 2023 ESPP is 350,000 shares, subject to adjustment as provided for in the 2023 ESPP. Participation in the 2023 ESPP is voluntary and is limited to eligible employees (as such term is defined in the 2023 ESPP) of the Company or a Participating Subsidiary who (i) has been employed by the Company or a Participating Subsidiary for at least 90 days and (ii) is customarily employed for at least twenty (20) hours per week and more than five (5) months in any calendar year. Each eligible employee may authorize payroll deductions of 1-15% of the eligible employee’s compensation on each pay day to be used to purchase up to 1,500 shares of Common Stock for the employee’s account occurring during an offering period. The 2023 ESPP has a term of ten (10) years commencing on April 20, 2023, the date of approval by the Company’s stockholders, unless otherwise earlier terminated.

There was no stock purchased under the 2023 ESPP during Fiscal 2023.

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Employment Agreements with Executive Officers

On February 12, 2021, we entered into an Amended and Restated Employment Agreement with the Company’s president and chief executive officer, Ronald F. Dutt (the “Dutt Employment Agreement”), which amends and restates the Employment Agreement effective December 11, 2012, as amended (the “Prior Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Dutt Employment Agreement memorialized Mr. Dutt’s continued services as the president and chief executive officer of the Company and its wholly-owned subsidiary, Flux Power, Inc. (“Flux Power”), and the terms pursuant to which he would provide such services. Pursuant to the terms of the Dutt Employment Agreement, Mr. Dutt’s current annual base salary is $300,000.

On February 12, 2021, we entered into an Employment Agreement with the Company’s chief financial officer, treasurer and secretary, Charles A. Scheiwe (the “Scheiwe Employment Agreement”). In addition to the inclusion of terms relating to change in control, termination, severance, benefits and the acceleration of vesting of options and restricted stock units upon certain events, the Employment Agreement memorialized Mr. Scheiwe’s continued services as the chief financial officer and secretary of the Company, and as chief financial officer/treasurer and secretary of Flux Power. Pursuant to the terms of the Scheiwe Employment Agreement, Mr. Scheiwe’s current annual base salary is $205,200.

Under their respective employment agreement, Messrs. Dutt and Scheiwe, among other things, are (i) eligible for annual target cash bonus and awards of restricted stock units or other equity-based incentive compensation consistent with his position as determined by the Board of Directors (the “Board”) and the Compensation Committee; (ii) entitled to reimbursement for all reasonable business expenses incurred in performing services; and (iii) entitled to certain severance and change of control benefits contingent upon such employee’s agreement to a general release of claims in favor of the Company following termination of employment. Messrs. Dutt and Scheiwe and are also eligible to participate in all customary employee benefit plans or programs generally made available to the senior executive officers. Messrs. Dutt and Scheiwe have each agreed to observe the terms of a standard confidentiality and non-compete agreement for a restricted period of two (2) years. Each of Messrs. Dutt and Scheiwe employment is “at-will” and may be terminated at any time for any reason.

Separation Agreement

On August 12, 2022, Jonathan Berry, the Company’s Chief Operating Officer, separated from the Company and entered into an Employee Separation and Release dated August 24, 2022 (“Separation Agreement”). Under the Separation Agreement, the Company agreed to provide Mr. Berry with certain payments and benefits comprising of: (i) a separation payment of two hundred five thousand two hundred dollars, less required withholdings, (ii) twenty-eight thousand nine hundred seven and 52/100 dollars, less require holdings, to defray costs for COBRA coverage, and (iii) reimbursement for an amount equal to twelve months for life insurance continuation (collectively, the “Separation Benefits”). In exchange for the Separation Benefits, among other things as set forth in the Separation Agreement, Mr. Berry agreed to a release of claims and waivers in favor of the Company and to certain restrictive covenant obligations, and also reaffirmed his commitment to comply with his existing restrictive covenant obligations.

Annual Bonus Plan

On November 5, 2020, the Board approved an annual cash bonus plan (the “Annual Bonus Plan”) which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Annual Bonus Plan was effective for Fiscal 2021 and is effective each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee establishes an aggregate amount of allocable Bonus under the Annual Bonus Plan and determines the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. The Participation Criteria for each Plan Year is based on the Company achieving certain performance targets based on annual revenue, gross margin, operating expense and new business development. All of the Company’s executive officers are eligible to participate in the Annual Bonus Plan.

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Fiscal 2022

For the Company’s fiscal year ending on June 30, 2022, or Fiscal 2022, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s annual revenue, gross margin, EBITDAS (earnings before interest expense (excluding interest income), taxes, depreciation, amortization and stock compensation expense in accordance with U.S. GAAP), new strategic customers, demonstrated direct cost reduction and working capital and inventory turnover (the “Financial Targets”) and additional bonus amounts if the Company’s financial results exceeds certain thresholds of the Financial Targets.

On October 29, 2021, the Compensation Committee approved target cash bonuses under the Annual Cash Bonus Plan for Fiscal 2022 to the following executive officers, which target bonus was calculated based on percentage of the executive’s current base salary:

Name	Position	Current Base Salary	Percentage of Salary	Target Cash Bonus (“TCB”)	Maximum Payout(1)
Ronald F. Dutt	Chief Executive Officer	$275,000	50%	$137,500	$165,000
Charles Scheiwe	Chief Financial Officer	$205,200	35%	$71,820	$86,184
Jeffery C. Mason	Vice President of Operations	$200,000	25%	$50,000	$60,000

(1)	There are no bonus caps for achieving above set revenue target and gross margin target. If actual results exceed 100% of revenue target and/or gross margin target, every 1% of revenue target and/or gross margin target would result in an increase in bonus equal to 0.2% of the TCB for such executive officers.

On October 31, 2022, the Compensation Committee and the Board approved the following cash bonuses to the following executive officers, whereby the final cash bonus payout was determined based on a payout percentage of the executive’s previous target cash bonus for fiscal year 2022:

Name	Position	Target Cash Bonus	Payout Percentage	Cash Bonus Payout
Ronald F. Dutt	Chief Executive Officer	$137,500	40%	$55,055.00
Charles Scheiwe	Chief Financial Officer	$71,820	40%	$28,756.73
Jeffery C. Mason	Vice President of Operations	$50,000	40%	$20,020

Fiscal 2023

On October 31, 2022, the Compensation Committee also approved the bonus pool and performance criteria for the Annual Bonus Plan for the fiscal year 2023 (the “2023 Bonus”). For the Company’s fiscal year 2023, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s annual revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation), functional goals (the “Financial Targets”), in addition to individual performance objectives and additional bonus amounts if the Company’s financial results exceeds certain thresholds of the Financial Targets.

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The Compensation Committee approved the target cash bonuses under the 2023 Bonus based on the base salary for fiscal year 2023 for the following executive officers:

Name	Position	Base Salary		Bonus Percentage of Base Salary	Total Target Payout	Maximum Payout(1)
Ronald F. Dutt	Chief Executive Officer	$300,000	(2)	75%	$225,000	$270,000
Charles Scheiwe	Chief Financial Officer	$205,200		35%	$71,820	$86,184
Jeffery C. Mason	Vice President of Operations	206,000		30%	61,800	74,160

(1) Subject to a bonus cap for achieving above set revenue target and a payout cap for achieving 10% positive Adjusted EBITDA.

(2) To be effective during the second fiscal quarter of 2023.

2023 Bonus Payout

On October 6, 2023, the Compensation Committee of the Board (the “Compensation Committee”) and the Board approved the following cash bonuses to the following executive officers, whereby the final cash bonus payout was determined based on a payout percentage of the executive’s previous target cash bonus for fiscal year 2023:

Name	Position	Target Cash Bonus	Payout Percentage	Cash Bonus Payout
Ronald F. Dutt	Chief Executive Officer	$225,000	64.7%	$145,565
Charles Scheiwe	Chief Financial Officer	$71,820	64.7%	$46,464
Jeff Mason	VP of Operations	$61,800	64.7%	$39,982

2024 Bonus Plan

On October 20, 2023, the Board approved an amended and restated annual cash bonus plan (the “Amended Annual Bonus Plan”) that was previously approved by the Board on November 5, 2020 which allows the Compensation Committee and/or the Board of the Company to set the amount of bonus each fiscal year and the performance criteria. Executive officers and all employees (other than part-time employees and temporary employees) are eligible to participate in the Amended Annual Bonus Plan (“Participants”) as long as the Participant remains an active regular employee of the Company. The Amended Annual Bonus Plan is effective for fiscal year 2024 and each fiscal year thereafter (the “Plan Year”). For each Plan Year, the Compensation Committee will establish an aggregate amount of allocable Bonus under the Amended Annual Bonus Plan and determine the performance goals applicable to a bonus during a Plan Year (the “Participation Criteria”). The Participation Criteria may differ from Participant to Participant and from bonus to bonus. All of the Company’s executive officers are eligible to participate in the Amended Annual Bonus Plan. The Amended Annual Bonus Plan was approved by the Board in anticipation of the Company adopting its “clawback” policy applicable to its executive officers as required under the Dodd-Frank Wall Street Reform and Consumer Protection Act.

On October 20, 2023, pursuant to the recommendation of the Compensation Committee, the Board approved the bonus pool and performance criteria for the Amended Annual Bonus Plan for FY2024 (the “2024 Bonus”). For FY2024, the performance goals applicable to a bonus are based on the Company achieving certain targets based on the Company’s full year revenue, Adjusted EBITDA (earnings before interest, income taxes, depreciation, amortization, and stock-based compensation) for FY2024, and functional goals (the “Financial Targets”), in addition to individual performance objectives and goals (the “2024 Performance Matrix”).

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The Board approved the following cash bonuses under the 2024 Bonus for the following executive officers:

Name	Position	Maximum Payout(1)	Special Bonus Maximum Payout(2)
Ronald F. Dutt	Chief Executive Officer	$256,281	$400,000
Charles Scheiwe	Chief Financial Officer	$91,571	$-
Jeffrey Mason	Vice President of Operations	$94,607	$400,000

(1)	Full maximum payout assuming targets reached as set forth in the 2024 Performance Matrix.

(2)	Full maximum payout for achieving certain additional gross margin targets.

Amendment to 2014 Plan

On November 5, 2020, the Board approved an amendment to the 2014 Plan as amended to include the right to grant Restricted Stock Units (“RSUs”). All of the Company’s executive officers are eligible to participate in the 2014 Plan.

Restricted Stock Unit Grants

Fiscal 2023 Grants

We did not grant any Restricted Stock Units (“RSUs”) to any of our executive officers in Fiscal 2023.

Fiscal 2022 Grants

On October 29, 2021, the Compensation Committee approved the grant of Restricted Stock Units (“RSUs”) under the Company’s 2014 Equity Incentive Plan (the “2014 Plan”) to certain employees of the Company or its subsidiary, Flux Power, Inc. The RSUs are subject to the terms and conditions provided in (i) the form of Restricted Stock Unit Award Agreement which is time based (“Time Based Awards”), and (ii) the form of Performance Restricted Stock Unit Award Agreement which is performance based (“Performance Based Awards”). The following named executive officers of the Company were granted RSUs under the 2014 Plan in the amounts and according to the vesting schedule indicated below:

Time Based Awards:

Name	Position	No. of RSUs	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	12,061	Vest annually over 3 years with the first vest date on October 27, 2022
Charles Scheiwe	Chief Financial Officer	6,300	Vest annually over 3 years with the first vest date on October 27, 2022
Jeffrey C. Mason	Vice President of Operations	3,840	Vest annually over 3 years with the first vest date on October 27, 2022

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Performance Based Awards:

Name	Position	No. of RSUs Maximum Grant	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	18,092	Three years from grant upon meeting performance target*
Charles Scheiwe	Chief Financial Officer	9,450	Three years from grant upon meeting performance target *
Jeffrey C. Mason	Vice President of Operations	5,760	Three years from grant upon meeting performance target *

* The performance target for the RSU to be based on EBITDAS (earnings before interest expense (excluding interest income), taxes, depreciation, amortization and stock compensation expense in accordance with U.S. GAAP) for the second half of the Company’s fiscal year ending June 30, 2022.

Stock Option Grants

Fiscal 2024 Grants

On October 20, 2023 (the “2024 Grant Date”), pursuant to the recommendation of the Compensation Committee, the Board approved the grant of stock options (the “Options”) under 2014 Plan and the Company’s 2021 Equity Incentive Plan (the “2021 Plan” and together with 2014 Plan, the “Plan”) to certain employees of the Company or its subsidiary, Flux Power, Inc. The 2024 Options are subject to the terms and conditions provided in the form of the related Incentive Stock Option Agreement under the 2014 Plan (the “2014 Option Agreement”) or the form of Incentive Stock Option Agreement under the 2021 Plan (the “2021 Option Agreement”). The Options have an exercise price of $3.36, which is based on the Company’s 10-day volume weighted average price for the ten (10) trading days ending on the 2024 Grant Date, and will expire ten (10) years from the 2024 Grant Date.

The following executive officers of the Company were granted Options in such number, with such vesting schedule, and under the respective Plan, set forth as follows:

Name	Position	Options(1)	Plan	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	223,216	2021 Plan	Annually over 3 years from 2024 Grant Date
Charles Scheiwe	Chief Financial Officer	42,750	2021 Plan	Annually over 3 years from 2024 Grant Date
Jeffrey Mason	Vice President of Operations	54,934	2021 Plan	Annually over 3 years from 2024 Grant Date

(1)	Subject to $100,000 ISO limitation under the 2021 Plan

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Fiscal 2023 Grants

On October 31, 2022 (the Grant Date”), the Compensation Committee approved the grant of incentive stock options (the “Options”) under the Company’s 2014 Plan and the “2021 Plan to certain employees of the Company or its subsidiary, Flux Power, Inc. The Options are subject to the terms and conditions provided in the form of 2014 Option Agreement or the form of the “2021 Option Agreement. The following named executive officers of the Company were granted Stock Options under the 2021 Plan in such number and vesting schedule set forth as follows:

Name	Position	Options*	Vesting Schedule
Ronald F. Dutt	Chief Executive Officer	80,175	Four (4) equal annual installments commencing one year after the Grant Date
Charles Scheiwe	Chief Financial Officer	41,878	Four (4) equal annual installments commencing one year after the Grant Date
Jeffrey C. Mason	Vice President of Operations	34,986	Four (4) equal annual installments commencing one year after the Grant Date

* Subject to $100,000 ISO limitation under the 2021 Plan.

Incentive Plans

Management, the Committee and the Board will continue to explore and evaluate different long-term and short-term incentives to help attract, retain and motivate our employees to align their interest to our business and financial success through the use of equity award and cash bonuses.

Insider Trading Policy

We currently maintain an Insider Trading Compliance Program and Insider Trading Policy (the “Policy”) which prohibits trading based on material nonpublic information regarding the Company (“Material Nonpublic Information”). The Policy covers directors, officers and all other employees of, or consultants or contractors to, the Company, as well as family members of such persons, and others, in each case where such persons have or may have access to Material Nonpublic Information. In addition, the Policy provides for (i) specific black-out periods and trading window for all covered persons, (ii) a “preclearance” process for all officers and directors and certain key employees of the Company, and (iii) the establishment of certain trading programs in accordance with Rule 10b5-1 which permit (i) automatic trading of the Company’s stock through a third-party broker or (ii) trading of the Company’s stock by an independent person (such as an investment bank) who is not aware of Material Nonpublic Information at the time of a trade. Charles Scheiwe, our Chief Financial Officer, is current our Insider Trading Compliance Officer,

Clawback Policy

We have adopted a Policy for the Recovery of Erroneously Awarded Compensation (the “Clawback Policy”) that applies to our executive officers (including our Chief Executive Officer) and certain other key employees in compliance with Section 10D-1 promulgated under Exchange Act and Nasdaq Listing Rule 5608. The policy is administrated by our Compensation Committee and applies in the event we are required to prepare an accounting restatement of our financial statements due to our material noncompliance with any financial reporting requirement under the securities laws, including any required accounting restatement to correct an error in previously issued financial statements that is material to the previously issued financial statements (a “Big R” restatement), or that would result in a material misstatement if the error were corrected in the current period or left uncorrected in the current period (a “little r” restatement). The policy provides the Compensation Committee with the discretion to recover the amount of any erroneously awarded compensation received by any executive officer in the event of an accounting restatement.

Pay versus Performance

As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid and the Company’s financial performance.

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Required Tabular Disclosure of Compensation Actually Paid versus Performance

The following tables and related disclosures provide information about (i) the total compensation of our principal executive officer (“PEO”) and (on average) of our non-PEO Named Executive Officers (collectively, the “NEOs”) as presented in the “Summary Compensation Table” (the “SCT”) section above, (ii) the “compensation actually paid” (“CAP”) to our PEO and our and non-PEO NEOs, as calculated pursuant to Item 402(v), (iii) certain financial performance measures, and (iv) the relationship of the CAP to those financial performance measures.

Year	Summary Compensation Table Total for PEO(1)	Compensation Actually Paid to PEO(2)	Average Summary Compensation Table Total for Non-PEO Named Executive Officers(3)	Average Compensation Actually Paid to Non-PEO Named Executive Officers(2)	Value of Initial Fixed $100 Investment Based on Total Shareholder Return(4)	Net Loss (in million(s)
(a)	(b)	(c)	(d)	(e)	(f)	(g)
2023	$667,777	$677,655	$362,573	$371,343	$37.1	$6.7
2022	468,757	387,948	285,294	251,325	20.6	15.6

(1)	Total compensation from Summary Compensation Table. Mr. Dutt was our PEO for each year presented.

(2)	The amounts shown for Compensation Actually Paid have been calculated in accordance with Item 402(v) of Regulation S-K and do not reflect compensation actually earned, realized or received by the Company’s NEOs. Compensation Actually Paid reflects the exclusions and inclusions of certain amounts for the PEOs and the non-PEO NEOs as set forth below. Equity values are calculated in accordance with FASB ASC Topic 718.

Reconciliation of Total Compensation per SCT to Compensation Actually Paid is as follows:

	PEO	PEO	Average for Non-PEO NEOs	Average for Non-PEO NEOs
Fiscal Year	2023	2022	2023	2022
Summary Compensation Table Total	$667,777	$468,757	$362,573	$285,294
Deduction Amounts Reported under the “Stock Awards” and “Option Awards” in the SCT	(230,542)	(138,702)	(110,511)	(58,305)
Add the fair value as of the end of the covered fiscal year of all awards granted during the covered fiscal year that are outstanding and unvested as of the end of the covered fiscal year	256,560	57,893	122,982	24,336
Add the amount equal to the change as of the end of the covered fiscal year (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year that are outstanding and unvested as of the end of the covered fiscal year	8,022	-	6,456	-
Add the amount equal to the change as of the vesting date (from the end of the prior fiscal year) in fair value (whether positive or negative) of any awards granted in any prior fiscal year for which all applicable vesting conditions were satisfied at the end of or during the covered fiscal year	4,784	-	2,011	-
Subtract, for any awards granted in any prior fiscal year that fail to meet the applicable vesting conditions during the covered fiscal year, the amount equal to the fair value at the end of the prior fiscal year	(28,946)	-	(12,168)	-
Compensation Actually Paid	$677,655	$387,948	$371,343	$251,325

(3)	Mr. Scheiwe and Mr. Mason comprised the non-PEO NEOs for each year presented.

(4)	Represents Total Shareholder Return (“TSR”) calculated for each fiscal year representing overall appreciation in $100 of investment in the Company stock during the respective one-year period.

(5)	Amounts represent the net loss reflected in the Company’s consolidated audited financial statements for the applicable fiscal year.

Required Disclosure of the Relationship Between Compensation Actually Paid And Financial Performance Measures

As required by Item 402(v) of Regulation S-K, we are providing the following information to illustrate the relationship between the pay and performance figures that are included in the pay versus performance tabular disclosure above. As noted above, Compensation Actually Paid for purposes of the tabular disclosure were calculated in accordance with SEC rules and do not fully represent the actual final amount of compensation earned by or actually paid to our named executive officers during the applicable fiscal years. Under Item 402(v)(8), SRCs must provide this relationship description for the following performance measures:

●	Cumulative TSR for the company shown in column (f); and
●	The company’s net income (loss) shown in column (g).

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Compensation Actually Paid and Cumulative TSR

As shown in the following graph, the compensation actually paid to Mr. Dutt and the average amount of compensation actually paid to our other named executive officers as a group during the periods presented are positively correlated. We utilize certain performance measures to align executive compensation with our performance. Part of the compensation our named executive officers are eligible to receive consists of annual cash bonuses which are designed to provide appropriate incentives to our executives to achieve defined annual corporate goals and to reward our executives for individual achievement of performance objectives. We also view stock options, which are an integral part of our executive compensation program, as related to company performance although not directly tied to TSR, because they provide value only if the market price of our common stock increases, and if the executive officer continues in our employment over the vesting period. These stock option awards strongly align our executive officers’ interests with those of our stockholders by providing a continuing financial incentive to maximize long-term value for our stockholders and by encouraging our executive officers to continue in our employment for the long-term.

All information provided above under the “Pay Versus Performance” heading will not be deemed to be incorporated by reference into any of our filings under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date hereof and irrespective of any general incorporation language in any such filing, except to the extent we specifically incorporate such information by reference.

BENEFICIAL OWNERSHIP

Security Ownership of Principal Stockholders and Management

As used in this section, the term beneficial ownership with respect to a security is defined by Rule 13d-3 under the Exchange Act, as consisting of sole or shared voting power (including the power to vote or direct the vote) and/or sole or shared investment power (including the power to dispose of or direct the disposition of) with respect to the security through any contract, arrangement, understanding, relationship or otherwise, subject to community property laws where applicable. As of February 28, 2024, we had a total of 16,533,542 shares of common stock issued and outstanding.

The following table sets forth, as of February 28, 2024, information concerning the beneficial ownership of shares of our common stock held by our directors, our named executive officers, our directors and executive officers as a group, and each person known by us to be a beneficial owner of more than five percent (5%) of our outstanding common stock. Unless otherwise indicated, the business address of each of our directors, executive officers and beneficial owners of more than five percent (5%) of our outstanding common stock is c/o Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. Each person has sole voting and investment power with respect to the shares of our common stock, except as otherwise indicated. Beneficial ownership consists of a direct interest in the shares of common stock, except as otherwise indicated.

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Name and Address of Beneficial Owner (1)	Shares Beneficially Owned		% of Ownership
Officers and Directors
Michael Johnson, Director	4,350,432	(2)	26.0%
Ronald Dutt, Chief Executive Officer, President, and Director	263,001	(3)	1.6%
Charles A Scheiwe, Chief Financial Officer and Secretary	137,786	(4)	*
Jeffrey C. Mason, Vice President of Operations	11,013	(5)	*
Cheemin Bo-Linn, Director	41,179	(6)	*
Lisa Walters-Hoffert, Director	35,915	(7)	*
Dale Robinette, Director	41,676	(8)	*
All Officers and Directors as a group (7 people)	4,881,002		28.7%

5% Stockholders
Esenjay Investments LLC	4,299,756	(2)	26.0%
Cleveland Capital Management L.L.C. 1250 Linda Street, Suite 304 Rocky River, OH 44116	1,174,302	(9)	7.1%
Formidable Asset Management, LLC 221 E Fourth Street, Suite 2700 Cincinnati OH 45202	3,274,325	(10)	19.8%

* Represents less than 1% of shares outstanding.

(1)	All addresses above are 2685 S. Melrose Drive, Vista, California 92081, unless otherwise stated.
(2)	Includes (i) 20,845 shares of common stock held by Mr. Johnson and 4,299,756 shares of common stock held by Esenjay Investments LLC, of which Mr. Johnson is the sole director and beneficial owner, and (ii) 29,831 shares of common stock issuable to Mr. Johnson upon exercise of stock options and settlement of vested RSUs.
(3)	Includes 40,430 shares of common stock and 222,571 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(4)	Includes 14,028 shares of common stock and 123,758 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs. On February 16, 2024, the Company and Mr. Charles Scheiwe agreed to the stepping down of Mr. Scheiwe as the Company’s Chief Financial Officer and Secretary and transitioning to a consultant for the Company, effective March 1, 2024.
(5)	Includes 2,267 shares of common stock and 8,746 shares of common stock issuable upon settlement of vested RSUs.
(6)	Includes 22,618 shares of common stock and 18,561 shares of common stock issuable upon settlement of vested RSUs. On February 21, 2024, Ms. Bo-Linn notified the Board of her decision to not stand for re-election at Annual Meeting. Ms. Bo-Linn’s term will expire at the Annual Meeting.
(7)	Includes 15,084 shares of common stock and 20,831 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(8)	Includes 20,845 shares of common stock and 20,831 shares of common stock issuable upon exercise of stock options and settlement of vested RSUs.
(9)	Based on Amendment No. 7 to Schedule 13G filed jointly by Cleveland, Rocky River Specific Opportunities Fund LLC, Wade Massad, John Shiry and Cleveland Capital Management, L.L.C. with the SEC on February 7, 2024, reporting information as of December 31, 2023. Reflects 1,174,032 shares of common stock held by certain private funds managed by Cleveland Capital Management, L.L.C., or by its principals, and hold shared voting and dispositive power with respect to such shares. Excludes (i) 18,700 shares of common stock individually held by Mr. Massad and (ii) 50,000 shares of common stock individually held by Mr. Shiry.
(10)	Based on Schedule 13D filed by Formidable Asset Management, LLC with the SEC on October 31, 2023. Reflects (i) 548,226 shares of common stock held by Formidable Asset Management, LLC, and (ii) 2,726,099 shares of common stock held by certain accounts managed by Formidable Asset Management, LLC, and hold shared voting and dispositive power with respect to such shares.

* Represents less than 1% of shares outstanding.

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Delinquent Section 16(a) Reports

Section 16(a) of the Securities Exchange Act of 1934, as amended, requires our executive officers and directors and persons who own more than 10% of a registered class of our equity securities, to file with the SEC initial statements of beneficial ownership, reports of changes in ownership and Annual Reports concerning their ownership, of Common Stock and other of our equity securities on Forms 3, 4, and 5, respectively. Executive officers, directors and greater than 10% stockholders are required by SEC regulations to furnish us with copies of all Section 16(a) reports they file. Based solely on our review of Forms 3, 4 and 5 and amendments thereto filed electronically with the SEC during the most recent fiscal year, we believe that all reports required by Section 16(a) for transactions in the fiscal year ended June 30, 2023, were timely filed except for one late filing of a Form 4 by Michael Johnson relating to a sale of 4,000 shares of common stock pursuant to a Rule 10b5-1 trading plan previously adopted by Esenjay Investments, LLC on June 13, 2023, which was inadvertently filed one day late on June 16, 2023.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

The following includes a summary of certain relationships and transactions, including transactions since July 1, 2021 to February 28, 2024, and any currently proposed transactions, to which we were or are to be a participant, in which (1) the amount involved exceeded or will exceed the lesser of (i) $120,000 or (ii) one percent (1%) of the average of our total assets for the last two completed fiscal years, and (2) any of our directors, executive officers or holders of more than five percent (5%) of our capital stock, or any affiliate or member of the immediate family of the foregoing persons, had or will have a direct or indirect material interest other than compensation and other arrangements that are described under the section titled “Executive Officers” and “Executive Compensation.”

Pursuant to the Audit Committee’s written charter, our Audit Committee has the responsibility to review, approve and oversee transactions between the Company and any related person (as defined in Item 404 of Regulation S-K) and any potential conflict of interest situations on an ongoing basis, in accordance with our policies and procedures, and to develop policies and procedures for the Audit Committee’s approval of related party transactions.

Subordinated Line of Credit Facility

Cleveland Capital, L.P. Credit Facility

On November 2, 2023, the Company entered into a Credit Facility Agreement (the “Credit Facility”) with Cleveland Capital, L.P., (the “Lender”). The Credit Facility provides the Company with a line of credit of up to $2,000,000 for working capital purposes (“LOC”). In connection with the LOC, the Company issued a subordinated unsecured promissory note for $2,000,000 (the “Commitment Amount”) in favor of the Lender (the “Note”).

Pursuant to the terms of the Credit Facility, the Lender agreed to make loans (each such loan, an “Advance”) up to such Lender’s Commitment Amount to the Company from time to time, until August 15, 2025 (the “Due Date”). The Note accrues interest at Secured Overnight Financing Rate plus nine percent (9%) per annum on each Advance from and after the date of disbursement of such Advance. All indebtedness, obligations and liabilities of the Company to the Lender are subject to the rights of Gibraltar Business Capital, LLC (together with its successors and assigns, “GBC”), pursuant to a Subordination Agreement dated on or about November 2, 2023, by and between the Lender and GBC (the “Subordination Agreement”). Subject to the Subordination Agreement, the Company may, from time to time, prior to the Due Date, draw down, repay, and re-borrow on the Note, by giving notice to the Lenders of the amount to be requested to be drawn down. Subject to the Subordination Agreement, the Note is payable upon the earlier of (i) the Due Date or (ii) on occurrence of an event of Default (as defined in the Note).

As consideration of the Lender’s commitment to provide the Advances to the Company, the Company issued the Lender warrants to purchase 41,196 shares of common stock (the “Warrants”) which rights are represented by a warrant certificate (“Warrant Certificate”). Subject to certain ownership limitations, the Warrants are exercisable immediately from the date of issuance, expire on the five (5) year anniversary of the date of issuance and have an exercise price of $3.24 per share. The exercise price of the Warrants is subject to certain adjustments, including stock dividends, stock splits, combinations and reclassifications of the common stock. In the event of a Triggering Event (as defined in the Warrant Certificate), the holder of the Warrants will be entitled to exercise the Warrants and receive the same amount and kind of securities, cash or property as such holder would have been entitled to receive upon the occurrence of such Triggering Event if such holder had exercised the rights represented by the Warrant Certificate immediately prior to the Triggering Event. Additionally, upon the holder’s request, the continuing or surviving corporation as a result of such Triggering Event will issue to such holder a new warrant of like tenor evidencing the right to purchase the adjusted amount of securities, cash or property and the adjusted warrant price. (See Note 6 – Stockholders’ Equity, Warrants)

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2022 Subordinated LOC

On May 11, 2022, we entered into a Credit Facility Agreement (the “Subordinated LOC”) with Cleveland Capital, L.P. (“Cleveland”), Herndon Plant Oakley, Ltd., (“HPO”), and other lenders (together with Cleveland and HPO, the “Lenders”). The Subordinated LOC provides us with a short-term line of credit (the “LOC”) not less than $3,000,000 and not more than $5,000,000, the proceeds of which shall be used by us for working capital purposes. As of June 30, 2022, the Lenders committed an aggregate of $4,000,000.

In connection with entry into the Subordinated LOC, we paid to each Lender a one-time committee fee in cash equal to 3.5% of such Lender’s Commitment Amount. In addition, in consideration of the Lenders’ commitment to provide the Advances to us, we issued the Lenders five-year warrants to purchase an aggregate of 128,000 shares of common stock at an exercise price of $2.53 per share that are, subject to certain ownership limitations, exercisable immediately.

Pursuant to a selling agreement, dated as of May 11, 2022, the Company retained HPO as its placement agent in connection with the Subordinated LOC. As compensation for services rendered in conjunction with the Subordinated LOC, the Company paid HPO a finder fee equal to 3% of the commitment amount from each such Lender placed by HPO in cash. On December 15, 2022, the Board of Directors of the Company elected to extend the Due Date to December 31, 2023 and the Company paid the Lenders an extension fee in the aggregate amount of $80,000.

Indemnification Agreements

We executed a standard form of indemnification agreement (“Indemnification Agreement”) with each of our Board members and executive officers (each, an “Indemnitee”).

Pursuant to and subject to the terms, conditions and limitations set forth in the Indemnification Agreement, we agreed to indemnify each Indemnitee, against any and all expenses incurred in connection with the Indemnitee’s service as our officer, director and or agent, or is or was serving at our request as a director, officer, employee, agent or advisor of another corporation, partnership, joint venture, trust, limited liability company, or other entity or enterprise but only if the Indemnitee acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interest, and in the case of a criminal proceeding, had no reasonable cause to believe that his conduct was unlawful. In addition, the indemnification provided in the indemnification agreement is applicable whether or not negligence or gross negligence of the Indemnitee is alleged or proven. Additionally, the Indemnification Agreement establishes processes and procedures for indemnification claims, advancement of expenses and costs and contribution obligations.

STOCKHOLDER PROPOSALS FOR 2025 ANNUAL MEETING

Stockholder Nominations of Directors

Stockholders may propose candidates for board membership by providing timely written notice to Flux Power Holdings, Inc., Attn: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To be timely, a stockholder’s written notice must be delivered to or mailed and received at the principal executive offices of the Corporation not less than one hundred twenty days (120) days and not more than one hundred fifty days (150) days before the anniversary of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting; provided, however, that in the event that no annual meeting was held in the preceding year or the date of the annual meeting is changed by more than thirty (30) days from such anniversary date, notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the annual meeting was mailed or publicly disclosed. Accordingly, with respect to our 2025 Annual Meeting, written notice shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as October 8, 2024, but no later than November 7, 2024, unless changed by more than thirty (30) days from March 6, 2024, which is the anticipated day of the anniversary of the mailing of the Corporation’s definitive proxy statement for the 2024 Annual Meeting.

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Such stockholder’s notice should provide (a) as to each person whom such stockholder proposed to nominate for election or reelection as a director, all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors, or is otherwise required, in each case pursuant to regulation 14A under the Exchange Act (including each such person’s written consent to serve as a director if elected), and (b) such information as required pursuant to Section 16 of Article III of our Amended and Restated Bylaws, which can be found at: https://www.sec.gov/Archives/edgar/data/1083743/000121478212000041/ex3-1.htm.

In addition, the Corporation may require any proposed nominee to furnish such other information as it may reasonably require to determine the eligibility of that proposed nominee to serve as a director of the Corporation.

Submission of Stockholder Proposals for Inclusion in Next Year’s Annual Meeting Proxy Statement

A stockholder who wishes to have a proposal be included in our proxy statement and form of proxy relating to the 2025 Annual Meeting of Stockholders, must deliver a written copy of their proposal not less than sixty (60) calendar days nor more than ninety (90) calendar days before the anniversary date of the date that the Corporation delivered its proxy materials for the prior year’s annual meeting. If the date of next year’s annual meeting is changed by more than thirty (30) days from the date of this year’s meeting, then the notice by the stockholder to be timely must be so received not later than the close of business on the tenth (10th) day following the earlier of the day on which notice of the date of the meeting was mailed or publicly disclosed. Proposals must also comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Exchange Act, and the Amended and Restated Bylaws of the Corporation in order to be included in our proxy materials. Accordingly, with respect to our 2025 Annual Meeting, a written copy of a stockholder proposal shall be delivered to or mailed and received by the Corporate Secretary at the principal executive offices of the Corporation as early as December 7, 2024, but no later than January 6, 2025, unless changed by more than thirty (30) days from April 20, 2024.

Rule 14a-8

Pursuant to our Amended and Restated Bylaws, the submission of stockholder nominations and stockholder proposals described above shall not apply to a proposal proposed to be made by a stockholder if the stockholder has notified the Corporation of his or her intention to present a proposal at an annual meeting in compliance with Rule 14a-8 and such stockholder’s proposal has been included in a proxy statement that has been prepared by the Corporation to solicit proxies for such annual meeting. Under Rule 14a-8, the deadline to submit a proposal is not less than one hundred twenty (120) days before the date of the Corporation’s proxy statement was mailed to stockholders in connection with the 2024 Annual Meeting. However, if the date of the 2025 Annual Meeting has been changed by more than thirty (30) days from the date of the prior year’s annual meeting, then the deadline is a reasonable time before the Corporation begins to print and send its proxy materials.

In addition, there are additional requirements that a stockholder must satisfy to submit a proposal under Rule 14a-8. Therefore, the Corporation strongly encourages stockholders who wish to submit a proposal or nomination to seek independent counsel. The Corporation will not consider any proposal or nomination that is not timely or otherwise does not meet the Bylaws and Rule 14a-8 requirements. The Corporation reserves the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with these and other applicable requirements.

Mailing Instructions

Stockholder written proposals should be delivered to Flux Power Holdings, Inc., c/o Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

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ADDITIONAL INFORMATION

Annual Report

Any person who was a beneficial owner of our common stock on the record date for the Annual Meeting may request a copy of our Annual Report on Form 10-K, including the financial statements and the financial statement schedules, and it will be furnished without charge upon receipt of a written request identifying the person so requesting a report as our stockholder on such record date. Requests should be directed to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

Electronic Delivery of Stockholder Communications

We encourage you to help us conserve natural resources, as well as significantly reduce printing and mailing costs, by signing up to receive your stockholder communications electronically via email. With electronic delivery, you will be notified via email as soon as future annual reports and proxy statements are available via the internet, and you can submit your stockholder votes online or by telephone. Electronic delivery can also eliminate duplicate mailings and reduce the amount of bulky paper documents you maintain in your personal files. To sign up for electronic delivery:

●	Registered Owner (you hold our common stock in your own name through our transfer agent, Issuer Direct Corporation, or you are in possession of stock certificates): Please deliver written request to Corporate Secretary, at investor@fluxpower.com, or mail to written requests to Flux Power Holdings, Inc., Attention: Corporate Secretary, 2685 S. Melrose Drive, Vista, California 92081.

●	Beneficial Owner (your shares are held by a brokerage firm, a bank, a trustee or a nominee): If you hold shares beneficially, please follow the instructions provided to you by your broker, bank, trustee or nominee.

Your electronic delivery enrollment will be effective until you cancel it. Stockholders who are record owners of shares of our common stock may contact Issuer Direct Corporation, our transfer agent, through its website at www.issuerdirect.com or by phone at (801) 272-9294.

Delivery of Notice and Requested Proxy Materials to Households

The SEC has adopted rules that allow a company to deliver a single Notice to an address shared by two or more of its stockholders. This method of delivery, known as “householding,” permits us to realize significant cost savings, reduces the amount of duplicate information stockholders receive, and reduces the environmental impact of printing and mailing documents to you. Under this process, certain stockholders will receive only one copy of our Notice and, as applicable, any requested proxy materials that are delivered until such time as one or more of these stockholders notifies us that they want to receive separate copies. Any stockholders who object to or wish to begin householding may contact Corporate Secretary, orally by telephone (877) 505-3589, by email at investor@fluxpower.com or in writing to Flux Power Holdings, Inc., 2685 S. Melrose Drive, Vista, California 92081. We will send an individual copy of the proxy statement to any stockholder who revokes their consent to householding within thirty (30) days of our receipt of such revocation.

Upon written or oral request, we will promptly deliver a separate copy of the Notice of Internet Availability and, if applicable, our annual report and other proxy materials to any stockholder at a shared address to which a single copy of any of those documents was delivered. To receive a separate copy of the Notice of Internet Availability and, if applicable, annual report and other proxy materials, you may write to our Corporate Secretary at the address provided above.

Any stockholders who share the same address and receive multiple copies of our Notice of Internet Availability or annual report and other proxy materials who wish to receive only one copy in the future can contact their bank, broker or other holder of record to request information about householding or our Investor Relations department at the address or telephone number listed above.

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OTHER MATTERS

As of the date of this proxy statement, we do not know of any matters to be submitted to the stockholders at the Annual Meeting, other than the proposals referred to in this proxy statement. If any other matters properly come before the stockholders at the Annual Meeting, it is the intention of the proxy holders to vote the shares represented thereby on such matters in accordance with their best judgment.

By Order of the board of directors

	By:	/s/ Ronald F. Dutt
Ronald F. Dutt,
February 29, 2024		Executive Chairman, Chief Executive Officer and President

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FLUX POWER HOLDINGS, INC.
2685 S. MELROSE DRIVE
VISTA, CA 92081

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET
Before The Meeting - Go to **www.proxyvote.com or scan the QR Barcode above**

Use the Internet to transmit your voting instructions and for electronic delivery of information up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you access the web site and follow the instructions to obtain your records and to create an electronic voting instruction form.

During The Meeting - Go to **www.virtualshareholdermeeting.com/FLUX2024**

You may attend the meeting via the Internet and vote during the meeting. Have the information that is printed in the box marked by the arrow available and follow the instructions.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 11:59 p.m. Eastern Time the day before the cut-off date or meeting date. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V30363-P06613

KEEP THIS PORTION FOR YOUR RECORDS

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

DETACH AND RETURN THIS PORTION ONLY

FLUX POWER HOLDINGS, INC.

The Board of Directors recommends a vote "FOR" all director nominees,"FOR" Proposal 2 and "FOR" Proposal 3.

1. Election of Directors:

Nominees:	**For**	**Withhold**
1a. Ronald F. Dutt	☐	☐
1b. Michael Johnson	☐	☐
1c. Lisa Walters-Hoffert	☐	☐
1d. Dale Robinette	☐	☐
1e. Mark F. Leposky	☐	☐

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

IMPORTANT: Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE 2024 ANNUAL MEETING OF STOCKHOLDERS:
The Notice and Proxy Statement and Annual Report on Form 10-K are available on www.virtualshareholdermeeting.com/FLUX2024.

▲ **Please ensure you fold then detach and retain this portion of this Proxy** ▲ V30364-P06613

FLUX POWER HOLDINGS, INC.
THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
2024 ANNUAL MEETING OF STOCKHOLDERS – APRIL 18, 2024 AT 10:00 AM PACIFIC TIME

The undersigned, a stockholder of Flux Power Holdings, Inc. (the "Company"), does hereby appoint and authorize Ronald F. Dutt and Dale Robinette, or any of them, each with the full power of substitution, to represent the undersigned and vote all of the shares of common stock of the Company held of record as of the close of business on February 28, 2024, with all of the powers that the undersigned would possess if personally present, at the virtual 2024 Annual Meeting of Stockholders of the Company on April 18, 2024, or at any postponement or adjournment thereof. The undersigned hereby revokes all proxies previously given.

In their discretion, Mr. Dutt and Mr. Robinette, or any of them, are authorized to vote upon such other business that is properly brought before the 2024 Annual Meeting of Stockholders.

This proxy, when properly executed, will be voted as directed, or if no direction is given, will be voted "FOR" all director nominees, "FOR" Proposal 2 and "FOR" Proposal 3 and in the discretion of the proxy holders on any other matters that are properly brought before the 2024 Annual Meeting of Stockholders.

(Continued and to be signed on reverse side)